       LEGG MASON
       GLOBAL TRUST, INC.
       -------------------------------------------------------------------------
       GLOBAL INCOME TRUST
       INTERNATIONAL EQUITY TRUST
       EMERGING MARKETS TRUST
       EUROPE FUND

                       ---------------------------------------------------------
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS
                           June 30, 2002
                           Primary Class and Class A

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s semi-annual report for the Primary Class of Global Income Trust, International Equity Trust and Emerging Markets Trust, and for the Primary Class and Class A of Europe Fund.

  The following table summarizes key statistics for the respective classes of each Fund, as of June 30, 2002:

                                                     Total Return(A)
                                                   --------------------
                                                   6 Months   12 Months
                                                   --------   ---------
Global Income Trust
  Primary Class                                     +2.88%      +6.08%
International Equity Trust
  Primary Class                                     +1.20%      -6.53%
Emerging Markets Trust
  Primary Class                                     -1.39%      -1.29%
Europe Fund
  Primary Class                                    -11.08%     -19.46%
  Class A (including front-end sales charge)       -15.02%     -22.76%
  Class A (excluding front-end sales charge)       -10.80%     -18.92%

  Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for the first half of 2002 and the investment outlook. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /S/ MARK R. FETTING
                                                  ------------------------------
                                                  Mark R. Fetting

                                                  President

July 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

Portfolio Managers' Comments

Global Income Trust

Market Overview

  The six-month period ended June 30, 2002, was characterized by seesawing expectations for global economic growth. Equity prices and bond yields rose in the first half of the period in the belief that the global economy was recovering strongly. When growth proved disappointing in the second half of the period, equity prices plunged and bond yields fell. In the U.S., interest rates fell on balance across the board, but short-term rates fell the most, leaving the yield curve unusually steep. Manufacturing activity rebounded significantly, while the consumer sector continued to plod along. In Europe, short-term yields rose as disappointing inflation data encouraged the European Central Bank ("ECB") to adopt a tightening bias strategy, while long-term bonds rallied given continued strong demand from institutional investors. In Japan, domestic investors' healthy cash positions and confidence that the Bank of Japan's zero interest rate policy would endure motivated steady buying, especially in longer duration bonds. High quality credit spreads continued to narrow. This contrasted sharply, however, with a series of unusually large and scandalous disasters suffered by a dozen or so corporate bond issuers. Lower quality credits, particularly in the high yield sector, suffered as concerns over the quality and reliability of earnings were raised, and a handful of major corporate bonds fell dramatically as they were downgraded. Emerging market debt markets sagged as concerns rose over Brazilian politics and the outlook for the Brazilian economy. Index-linked securities, however, enjoyed strong performance as real yields declined. The dollar weakened from very strong levels in sympathy with the declining equity market.

Fund Performance

  The Fund's investment strategies were challenged by this environment, and the Fund underperformed its primary benchmark, the Lehman Global Aggregate Index (50% hedged to U.S. dollars),(A) with a total return of +2.88% versus +5.41%, respectively, for the six months ended June 30, 2002. Major strategies generated mixed results, as positive results from several key investment strategies were swamped by the action in the credit and emerging market sectors. The principal contributor to returns was the Fund's underweighting to the U.S. dollar, which benefited as the dollar weakened sharply. Long duration in the U.S. bloc and underweight in Europe contributed to returns, as did a moderate exposure to long-maturity U.S. Treasury Inflation-Protected Securities ("TIPS"), as strong price performance more than compensated for lower inflation. Overweight exposure to mortgage-backed securities was also a plus, since tighter spreads and a steeper curve more than offset the negative impact of rising prepayment speeds. The biggest drag on performance came from exposure to a handful of corporate issuers

---------------

(A) Provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency.

whose bonds suffered significantly from modest exposure to emerging market debt securities, and from modest exposure to high yield corporate bonds, all as permitted by the Fund's guidelines. The negative impact of unfortunate issue selection was mitigated to some extent by diversified issuer exposure.

Outlook and Strategy

  The despair that is so evident in global equity markets stems from the fact that although the global economy is slowly improving, it is not nearly as strong as many had expected it to be. In our optimistic view, falling prices reflect downward adjustments to economic growth expectations (plus fear of further credit blow-ups), but not necessarily a downturn in the overall economy or a deterioration in economic fundamentals. While the adjustments and defaults have been quite painful, the repricing of assets that has taken place is helping to build a more solid foundation for future growth. Many corporations have already embarked on a process of balance sheet repair and deleveraging. This process is to continue and will ultimately improve credit standings and benefit the bondholder.

  The recovery may be slow and hit the occasional road bump, but overall it is real and sustainable. Monetary policy will continue to underwrite this recovery, particularly in the U.S. By comparison, policy is less stimulative in the euro area and the ECB is already itching to remove some of last year's easing. While we believe that the ECB will ultimately not have to hike, the different bias in policy makes us prefer the euro to the dollar and European bonds to U.S. Treasuries. At present yield levels, all government bond markets are vulnerable to an improvement in sentiment and a return of the recovery theme, but U.S. Treasuries face the biggest risk.

  In Japan, while tax reform plans seem modest for now, this is likely to be the main policy debate in coming months, complementing the Bank of Japan's reflationary policies. A relatively flat yield curve and worsening debt dynamics still warrant an underweight position.

  Emerging market and credit spreads in general should gradually tighten in this environment, even though there could be a few more unpleasant credit events this year. Our style is to remain focused on long-term value while maintaining appropriate risk diversification. We shall maintain our bias towards lower-rated credit despite the recent spread widening. The mortgage sector in the U.S. is slowly losing its appeal as spreads tighten and prepayment risk rises. Although U.S. TIPS yields have lost some of their luster, they still represent decent value and ought to be excellent hedges in the event of a double-dip or if inflation unexpectedly rises.

                                          Western Asset Management Company

July 25, 2002

Portfolio Managers' Comments

International Equity Trust

Performance

  For the six months ended June 30, 2002, the International Equity Trust Primary Class return was +1.20%, compared with -1.62% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index.(A)

  The primary focus of the Fund is stock selection across international regions and sectors. During the year, the Fund had positive stock selection relative to the EAFE Index in most sectors, particularly in Europe and the U.K. Portfolio performance in Europe was aided most notably by selection within the banks sector through investments in Irish banks. In the U.K., selection was most positive in the consumer discretionary sector, where stocks in the building sector outperformed significantly.

  Relative to the EAFE Index, region and sector weights (the secondary focus of the Fund) had a neutral impact on the Fund for the six-month period. Decisions for sector weights in the U.K. added to performance, particularly the overweight in consumer staples and underweight in telecoms.

  The Fund's underweight in Japan did not help performance. Seen by some investors as the beneficiary of a global recovery, Japan rose 8.1% over the period and outperformed the EAFE Index, while Europe and the U.K.
underperformed. Japan rose to a neutral rating within our region analysis during the second quarter as earnings expectations improved relative to Europe and the U.K.

Market Commentary

  The key driver for equity markets toward the end of the six-month period was currency, as the dollar declined faster than anticipated. The EAFE Index significantly outperformed the S&P 500 Index return of -13.16% for the period.

  With relatively stable interest rates and flat economic growth in the EAFE markets, well-managed companies are showing signs of improvement, although the news is still dominated by companies stumbling to unwind the excesses of prior years, most notably those in the technology and telecommunications sectors.

  Although economic data improved for Europe and the European Central Bank ("ECB") left interest rates on hold, Europe was caught in the downdraft from the U.S. The weakening of the dollar helped the returns to U.S. investors. The euro was a prime beneficiary and the Europe ex-U.K. component of the EAFE fell 4.6%. The trend in earnings revisions accelerated downward due to the currency appreciation. In particular, the technology and telecommunications sectors continued to receive a buffeting as sentiment plummeted. Within our region model, these earnings revisions are diluting the attractiveness of Europe, currently ranked as neutral.

---------------

(A) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.

  Despite relatively low interest rates and a buoyant consumer, the U.K. market underperformed the other major regions at -7.1%. Large-capitalization stocks in the telecommunications, technology and health care sectors dragged the Index down. The U.K. market is attractive on our region model. As in the U.S., the U.K. housing market is still very strong. Inflation remains low, below 2%, relatively close to that of Europe. In recent years, economic measures for the U.K. have closely tracked the European market as trade has increased between the two regions.

  The economy and market continue to improve from a low base and at a modest pace. Like the U.S. at the moment, it is important to differentiate between the economy and corporate health. The economy in Japan has improved, but GDP is still expected to be negative in 2002. Japan has been the best-performing major market year-to-date, partly helped by the yen.

  Expectations have gotten ahead of themselves in the short term. Following a 42% decline in non-financial company profits in fiscal 2001 (to March 2002), the companies are forecasting a 70% recovery to March 2003. These forecasts are clearly optimistic, given the ambitious sales targets and restructuring efforts
- an unlikely combination - and strong yen. However, a 30% bounce is feasible, and while the P/E on this basis is 38x, it is lower than its recent history and should be seen in the context of near-zero interest rates. More importantly, valuations on price-to-book are lower than any major market and price-to-cash flow is at the international average, but below the U.S.

  While some risks afflicting Japan are now shared globally (e.g., deflation), the other risks still confronting the country are government debt and the banking sector. At 140% of GDP, the fiscal deficit is higher than any major economy has seen and explains the downgrades by the credit rating agencies. Japan can defer the problem but in the next few years the need to reduce the debt will affect more than Japan, as the country has financed a considerable element of global growth. On the micro level, the weakness in the banking system is slowly being addressed but further crises are capable of destabilizing the market in the short term.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and industry sector.

  Looking ahead, worldwide fiscal and monetary policy is generally accommodating and should provide support in a volatile environment. While analysts are downgrading 2002 earnings, partly due to accounting concerns, the tenor for 2003 has improved slightly. Caution continues to prevail, however, given events of the last two years and the speed of the global recovery.

  We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

  The Fund, oriented towards fundamental measures of both value and growth, was attractively valued compared with the EAFE benchmark with a lower forward P/E, 13.7x compared with 16.7x, and a more attractive growth-to-P/E ratio, 1.1x compared with 1.0x.

                                          Batterymarch Financial Management,
                                          Inc.

August 1, 2002

Portfolio Managers' Comments

Emerging Markets Trust

Performance

  For the six months ended June 30, 2002, the Emerging Markets Trust return was -1.39%, compared with +2.07% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF") Index.(A)

  The Fund's return for the six-month period trailed the Index due to negative stock selection, particularly in China and Taiwan. Country allocations helped the relative return. The most positive contributions stemmed from overweights relative to the benchmark in Korea and Thailand and underweights in Israel, Argentina and Turkey.

Market Commentary

  Asia outperformed the emerging markets benchmark for the six-month period, up 7.8%. Korea, the region's largest market, rose over 23%, while the second largest, Taiwan, declined 7%. Domestic demand and intra-regional trade are driving the economic growth within the region. In addition, Asia's competitive cost structure makes it a leveraged play on the global economic recovery.

  China, perceived as a safe haven in the more volatile world of 2001, underperformed, particularly in the liquidity-driven, positive market environment at the beginning of the year. We continue to believe that China will benefit even more than other Asian economies in a recovering global economy due to its more competitive cost structure. In addition, significant currency moves toward the end of the period will have economic and trade implications. China and Malaysia will probably gain the most in their trade competitiveness, followed by Korea and Taiwan since their tradable goods compete most directly with Japan.

  Latin American regional performance, down 14.2%, lagged significantly behind the emerging markets benchmark during the period. Positive equity flows to the region during the first quarter reversed during the second quarter with concerns about Argentine contagion, Brazilian politics in the presidential election year and heightened global risk aversion, all serving to dampen investor enthusiasm. Within the region, the Fund is concentrated in large capitalization securities in Mexico and Brazil. We expect Mexico will benefit from an eventual economic upturn in the U.S.; Brazil is more sensitive to global liquidity conditions and to Argentinean risk.

  The return for the Europe, Middle East and Africa region was +1.6%, underperforming the EMF Index only slightly. Russia, up over 17%, continued to benefit from strong crude oil pricing. Nevertheless, this market remains difficult due to the limited number of investable companies. Dominating economic news in South Africa was the rand, which recovered from its drastically oversold levels at year end; this market also rose over 17% for the period. We continue to be

---------------

(A) A market-weighted aggregate of 26 individual emerging country indices. The Index takes into account local and market restrictions on share ownership by foreigners.

underweight in the region, finding fewer compelling stock opportunities here than in other parts of the world.

Strategy

  Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

  In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

  The Fund is well diversified across sectors and markets, most overweighted in China and most underweighted in South Africa, relative to the benchmark. Toward the end of the period, we reduced the Fund's telecom exposure to neutral weight, in favor of materials and other cyclicals.

Investment Outlook

  The EMF Index ended the six-month period under review with a positive return, despite a downturn in May and June. For the period, the EMF Index significantly outperformed returns for the S&P 500, which returned -13.16%, and outperformed the MSCI Europe, Australia and Far East ("EAFE") Index, which returned -1.62%.

  Despite the relative good performance of emerging markets, the case for the asset class remains focused on the current undervaluation relative to both history and prospects. At the end of June, the P/E multiple on forecast earnings stood at 9.4x for the EMF Index, compared with 13.5x for the five-year average. Forecast earnings growth for the next two years is above 23% each year, compared with 18% for the five-year average. Current levels reflect the positive cyclicality that emerging markets companies exhibit as the world business cycle recovers.

  It is the comparison with developed markets that makes emerging markets so interesting. The forward P/E ratio for the S&P 500 Index stands at 17.0x, and the forecast two-year growth rate is 17%. The forward P/E for the MSCI EAFE Index is 16.7x and the forecast growth rate is also 17%. For a much lower price, emerging markets provide a higher growth rate than the developed markets. Even if one argues that forecasted emerging markets growth should be discounted, the P/E multiple differential should return to its normal 13.5x, an increase of almost 50%.

  The Fund remains more attractively valued than the emerging markets benchmark. The forward P/E for the Fund is 7.9x at the end of June and the forecast two-year growth rate is 26%.

                                          Batterymarch Financial Management,
                                          Inc.

August 1, 2002

Portfolio Managers' Comments

Europe Fund

  The first half of 2002 was a turbulent time for equity markets. In capital terms, the Morgan Stanley Capital International ("MSCI") Europe Index(A) declined by 4.6%, but this masked a hugely volatile period. Equity markets were stunned by yet another accounting scandal, this time at WorldCom and involving the misappropriation of several billion dollars, which shattered an already fragile confidence in financial markets and the reporting systems designed to ensure corporate transparency. This exacerbated long-standing concerns over the pace of economic recovery, high levels of indebtedness and the apparent failure of improving macro-economic conditions to feed through into corporate profits. In addition, conditions in Brazil deteriorated, the currency collapsed and debt spreads widened, which had a knock-on effect on companies exposed to Latin America and on the Spanish market in particular, due to its links with the region. If all this wasn't enough, the dollar saw a rapid slide against the yen and the euro, as the reversal of investment flows into the U.S., coupled with the uncertainty over the pace of recovery, weighed on the currency. In addition, the U.S. current account deficit, presently nudging 5% of GDP, was generally held to be supportive because of the superior returns generated by U.S. assets, which attracted foreign capital flows. Now that foreigners have lost the inclination to participate, capital flows have slowed, leading to a weaker currency. For the European Central Bank ("ECB"), however, the rise in the euro has probably bought some time in terms of raising rates, given that core inflation remains stubbornly above target and with money supply growth also a concern. Against this backdrop, a weak month of June brought to a close a miserable half year.

  It was originally believed that improving confidence on the outlook for a global economic recovery would ultimately translate into improved corporate earnings. This has not yet occurred. Quarterly earnings data have failed to demonstrate a convincing pattern of recovery, while the serial underachievement of many leading big-caps in both the U.S. and Europe has severely dented confidence. Corporate earnings momentum nevertheless remains positive in most regions, with the ratio of analyst upgrades to downgrades continuing to suggest a more positive trend in the forward-looking data.

  In Europe, there is evidence that economic growth could gather increasing momentum as the year progresses. A healthy rise in French first quarter GDP came after improving business sentiment figures in Italy and Germany and continued robust consumer and housing figures in the U.K. However, it is difficult to interpret what reaction, if any, the recent stock market falls may have on consumer and business confidence both in Europe and overseas, and we shall only really be able to gauge this once we are well into the third quarter.

  Although the evidence of general economic recovery remains intact, there were further high profile corporate shocks in the first half of the year which made European markets nervous. The main casualties were in the telecom equipment

---------------
(A) A broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries.

sector with both Nokia and Ericsson downgrading expectations for the rest of the year, with this negative news having a major impact on this and related sectors. A combination of debt problems, ratings downgrades, pricing pressures and lack of earnings visibility is likely to continue to weigh on telecom and technology stocks, and we will continue to remain underweight here for the time being. Although the telecom sector remains in the doldrums, there is selectively better news emanating from some of the retail banks and consumer-related stocks, where profitability remains reasonably robust. The Fund remains overweight in the consumer cyclical area, where stocks such as Adidas and Next continue to prosper. While we believe that the improving economic environment will eventually feed through into better corporate profitability, we expect that this will lead to a gradual pick-up rather than a dramatic rebound, and we have a cyclical bias to reflect this opinion. Stocks in this category would include Linde (the industrial gases company), Ferrovial (Spanish construction), and Accor (the hotel group). Earnings expectations in the defensive sectors remain high, and this is particularly the case with pharmaceuticals, where the industry is battling with pipeline and patent issues, with positive surprises in short supply. We are underweight here, preferring to concentrate on the health care and personal products sectors with investments in Reckitts (household products) and Gehe (the pharmaceutical wholesaler and retailer), where these worries do not exist and which trade on lower valuations for similar growth rates. We are also monitoring the recent share price declines in these defensive sectors, as again some opportunities are beginning to emerge.

  As we move into the second half of 2002, year-on-year comparisons become easier and therefore, we view this period with cautious optimism. While Europe is not immune from the accounting scandals to have hit the U.S., many of these factors are not so prominent here as some of these issues were tackled, for instance in the U.K., in the early 1990s. In addition, share option incentives are not as prevalent, so that their accounting treatment is not so significant. In conclusion, the dramatic equity price falls which we have recently witnessed are beginning to throw up real long-term opportunities, as the market, at least in the short term, fails to discriminate. Clearly, sentiment is nervous right now, but fundamentals will improve and for this reason the Fund is positioned to benefit from the moderate economic recovery that we anticipate will occur.

                                Lombard Odier International Portfolio Management

July 25, 2002

Performance Information

Legg Mason Global Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Institutional Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of June 30, 2002, were as follows:

                                                                             Europe Fund
                                                                  ---------------------------------
                             Global    International   Emerging      Including         Excluding
                             Income       Equity       Markets        Maximum           Maximum
                              Trust        Trust        Trust     Sales Charge(A)   Sales Charge(A)
---------------------------------------------------------------------------------------------------
Average Annual Total Return
 Primary Class:
   One Year                   +6.08%       -6.53%       -1.29%           N/A           -19.46%
   Five Years                 +1.27%       -4.93%       -4.79%           N/A              N/A
   Life of Class(B)           +4.21%       +1.44%       -0.02%           N/A            -3.22%
 Class A:
   One Year                     N/A          N/A          N/A         -22.76%          -18.92%
   Five Years                   N/A          N/A          N/A          -1.36%           -0.40%
   Life of Class(C)             N/A          N/A          N/A          +4.19%           +4.51%
Cumulative Total Return
 Primary Class:
   One Year                   +6.08%       -6.53%       -1.29%           N/A           -19.46%
   Five Years                 +6.50%      -22.35%      -21.75%           N/A              N/A
   Life of Class(B)          +46.16%      +11.13%       -0.10%           N/A           -14.90%
 Class A:
   One Year                     N/A          N/A          N/A         -22.76%          -18.92%
   Five Years                   N/A          N/A          N/A          -6.62%           -1.97%
   Life of Class(C)             N/A          N/A          N/A         +91.82%         +101.41%
---------------------------------------------------------------------------------------------------

(A) Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.

(B) Primary Class inception dates are: Global Income Trust, April 15, 1993; International Equity Trust, February 17, 1995; Emerging Markets Trust, May 28, 1996; Europe Fund, July 23, 1997.

(C) Europe Fund Class A inception date is August 19, 1986.

N/A -- Not applicable.

Industry Diversification

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)

International Equity Trust

                              % OF NET
                               ASSETS     VALUE
-------------------------------------------------
                                          (000)
Auto Components                  2.3%    $  2,289
Automobiles                      6.2        6,294
Banks                           16.5       16,679
Beverages                        1.4        1,458
Chemicals                        0.9          862
Commercial Services &
 Supplies                        0.4          415
Communications Equipment         0.5          504
Construction & Engineering       2.8        2,803
Construction Materials           0.4          436
Containers & Packaging           0.4          367
Distributors                     0.3          264
Diversified Financials           3.4        3,434
Diversified
 Telecommunications              1.9        1,934
Electric Utilities               3.8        3,895
Electronic Equipment &
 Instruments                     1.2        1,222
Food & Drug Retailing            3.0        3,054
Food Products                    5.7        5,773
Gas Utilities                    1.3        1,268
Health Care Equipment            2.0        2,045
Health Care Providers &
 Services                        1.5        1,475
Hotels, Restaurants &
 Leisure                         0.5          485
Household Durables               3.4        3,460
Industrial Conglomerates         0.4          450
Insurance                        2.0        1,987
Internet Software & Services     0.7          755

                              % OF NET
                               ASSETS     VALUE
-------------------------------------------------
                                          (000)
Leisure Equipment & Products     1.4%    $  1,445
Machinery                        0.7          662
Marine                           1.0        1,021
Media                            0.4          455
Metals & Mining                  0.8          775
Multiline Retail                 0.7          677
Multi-Utilities                  0.2          220
Office Electronics               0.9          907
Oil & Gas                        7.8        7,889
Paper & Forest Products          1.8        1,799
Pharmaceuticals                  7.4        7,546
Real Estate                      1.3        1,314
Road & Rail                      0.4          397
Semiconductor Equipment &
 Products                        2.7        2,758
Software                         0.8          824
Specialty Retail                 1.1        1,139
Tobacco                          1.3        1,371
Trading Companies &
 Distributors                    0.7          729
Transportation
 Infrastructure                  0.4          424
Water Utilities                  0.5          514
Wireless Telecommunication
 Services                        2.2        2,274
Short-Term Investments           1.6        1,621
                               -----     --------
Total Investment Portfolio      99.0      100,369
Other Assets Less
 Liabilities                     1.0          985
                               -----     --------
NET ASSETS                     100.0%    $101,354
                               =====     ========

Emerging Markets Trust
                               % OF NET
                                ASSETS     VALUE
-------------------------------------------------
                                           (000)
Aerospace & Defense               0.8%    $   550
Automobiles                       2.5       1,626
Banks                             6.3       4,075
Beverages                         2.4       1,540
Chemicals                         0.7         455
Communications Equipment          3.1       2,037
Computer & Peripherals            0.4         266
Construction & Engineering        3.4       2,194
Construction Materials            1.4         892
Distribution                      1.6       1,062
Diversified Financials            3.1       2,046
Diversified
 Telecommunications               4.8       3,136
Electric Utilities                3.2       2,087
Electrical Equipment              0.5         311
Electronic Equipment &
 Instruments                      0.9         615
Energy Equipment & Services       0.2         143
Food & Drug Retailing             0.5         303
Food Products                     1.3         832
Gas Utilities                     0.1          41
Health Care Equipment             0.5         307
Hotels, Restaurants & Leisure     1.7       1,077
Household Durables                0.9         582
Industrial Conglomerates          2.3       1,513
Insurance                         1.1         738
Internet Software & Services      3.3       2,184
IT Consulting & Services          1.0         684
Marine                            1.0         665
Media                             0.5         306
Metals & Mining                   7.9       5,132
Multiline Retail                  5.0       3,292
Oil & Gas                        10.0       6,532
Pharmaceuticals                   1.0         675
Real Estate                       1.0         625
Semiconductor Equipment &
 Products                        13.3       8,625
Software                          0.2         125
Specialty Retail                  0.5         354
Transportation Infrastructure     0.6         405
Water Utilities                   1.0         660
Wireless Telecommunication
 Services                         7.0       4,554
Short-Term Investments            2.0       1,300
                                -----     -------
Total Investment Portfolio       99.0      64,546
Other Assets Less Liabilities     1.0         672
                                -----     -------
NET ASSETS                      100.0%    $65,218
                                =====     =======

Europe Fund
                               % OF NET
                                ASSETS     VALUE
-------------------------------------------------
                                           (000)
Airlines                          1.3%    $   631
Automobiles                       5.2       2,663
Banks                            16.5       8,363
Capital Goods                     4.5       2,300
Commercial Services &
 Supplies                         0.3         169
Consumer Durables &
 Appliances                       4.6       2,323
Diversified Financials            3.1       1,548
Energy                           11.6       5,860
Engineering Services              1.6         799
Food & Drug Retailing             6.5       3,279
Food, Beverage & Tobacco          1.4         729
Health Care Equipment             1.7         848
Hotels, Restaurants & Leisure     2.4       1,210
Household Goods & Textiles        0.8         390
Insurance                         3.3       1,685
Materials                         2.6       1,328
Media                             3.2       1,599
Pharmaceuticals                   6.0       3,029
Real Estate                       1.4         721
Specialty Retail                  1.7         863
Technology Hardware &
 Equipment                        2.8       1,428
Telecommunications                4.6       2,328
Utilities                         1.4         779
Venture Capital                   1.0         529
                                -----     -------
Total Investment Portfolio       89.5      45,401
Other Assets Less Liabilities    10.5       5,335
                                -----     -------
NET ASSETS                      100.0%    $50,736
                                =====     =======

Statement of Net Assets

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

Global Income Trust

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
Long-Term Securities -- 83.7%

British Sterling -- 2.4%
Corporate Bonds and Notes -- 2.4%
 Auto Parts and Equipment -- 0.6%
 GKN Holdings plc                                  6.750%    10/28/19           153      $   234
                                                                                         -------
 Banking and Finance -- 1.4%
 Annington Finance                                 8.070%     1/10/23           100          156
 Enodis plc                                       10.375%     4/15/12            30           47(B)
 Mellon Funding Corporation                        6.375%     11/8/11           116          182
 Royal Bank of Scotland plc                        9.625%     6/22/15            90          184
                                                                                         -------
                                                                                             569
                                                                                         -------
 Containers and Packaging -- 0.1%
 Chesapeake Corporation                           10.375%    11/15/11            35           54
                                                                                         -------
 Food, Beverage and Tobacco -- 0.1%
 Premier International Foods                      12.250%     9/1/09             20           33
                                                                                         -------
 Gaming -- 0.1%
 Gala Group Holdings plc                          12.000%     6/1/10             30           52
                                                                                         -------
 Retail -- 0.1%
 Woolworths Group plc                              8.750%    11/15/06            30           46(B)
                                                                                         -------
Total British Sterling                                                                       988
------------------------------------------------------------------------------------------------
Euro -- 19.4%
Corporate Bonds and Notes -- 11.1%
 Auto Parts and Equipment -- 0.1%
 Lear Corporation                                  8.125%     4/1/08             30           29
                                                                                         -------
 Banking and Finance -- 5.4%
 Banca Popolare di Bergamo-Credito Varesino Scrl   8.364%    12/29/49           158          165(C)
 Bank of Scotland                                  5.125%     12/5/13           300          289(C)
 Bombardier Capital Funding LP                     6.125%     5/14/07           205          203
 Ford Motor Credit Company                         5.625%     6/6/06            150          146
 Fortis Banque                                     6.500%    12/31/49           100           99(C)
 Irish Life & Permanent plc                        6.250%     2/15/11           300          304

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
Euro -- Continued
Corporate Bonds and Notes -- Continued
 Banking and Finance -- Continued
 Lloyds TSB Capital 1                              7.375%     2/7/49            300      $   320(C)
 National Rural Utilities Cooperative Finance
   Corporation                                     6.500%     3/14/07           230          231
 Sanitec International SA                          9.000%     5/15/12            10           10(B)
 Sanpalo IMI Capital                               8.126%    12/31/49           220          240(C)
 Syngenta Lux Finance                              5.500%     7/10/06           210          210
                                                                                         -------
                                                                                           2,217
                                                                                         -------
 Chemicals -- 0.3%
 Kronos International Inc.                         8.875%     6/30/09            40           40(B)
 Messer Griesheim Holding                         10.375%     6/1/11             30           32
 Rhodia SA                                         6.000%     3/26/06            50           46
                                                                                         -------
                                                                                             118
                                                                                         -------
 Containers and Packaging -- 0.7%
 Kappa Beheer B.V.                                10.625%     7/15/09            40           43
 Kloeckner Pentaplast SA                           9.375%     2/15/12            10           10(B)
 Rexam plc                                         6.625%     3/27/07           220          220
                                                                                         -------
                                                                                             273
                                                                                         -------
 Diversified Services -- 0.6%
 Vivendi Environnement                             5.875%     6/27/08           240          235
                                                                                         -------
 Electronics -- 0.5%
 Invensys plc                                      5.500%     4/1/05            219          203
                                                                                         -------
 Food, Beverage and Tobacco -- 1.3%
 Gallaher Group plc                                5.750%     10/2/06           261          258
 Imperial Tobacco Finance plc                      6.375%     9/27/06           240          241
 Kamps AG                                          8.500%     2/15/09            30           32(B)
                                                                                         -------
                                                                                             531
                                                                                         -------
 Hotels and Motels -- 0.3%
 Hilton Group Finance plc                          6.500%     7/17/09           110          112
                                                                                         -------
 Industrial Services -- 0.1%
 Johnsondiversey Inc.                              9.625%     5/15/12            50           51
                                                                                         -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
Euro -- Continued
Corporate Bonds and Notes -- Continued
 Machinery -- 0.1%
 Alfa Laval Special Finance AB                    12.125%    11/15/10            52      $    59
                                                                                         -------
 Manufacturing (Diversified) -- 0.4%
 Tyco International Group, S.A.                    6.125%     4/4/07            260          187
                                                                                         -------
 Medical Products -- 0.1%
 Fresenius Medical Care Capital Trust V            7.375%     6/15/11            50           45
                                                                                         -------
 Real Estate -- 0.1%
 Jones Lang Lasalle Finance Inc.                   9.000%     6/15/07            50           52
                                                                                         -------
 Telecommunications -- 1.0%
 British Telecom plc                               6.875%     2/15/11           235          242
 Deutsche Telekom International Finance BV         8.125%     5/29/12           118          115
 mmO2 plc                                          6.375%     1/25/07            50           41
                                                                                         -------
                                                                                             398
                                                                                         -------
 Utilities -- 0.1%
 Grohe Holding GMBH                               11.500%    11/15/10            30           34
                                                                                         -------
Total Corporate Bonds and Notes                                                            4,544
                                                                                         -------
Government Obligations -- 8.3%
 Federal Republic of Germany                       5.000%     1/4/12          1,082        1,071
 Italian Republic                                  6.000%     5/1/31          1,970        2,092
 Republic of Croatia                               6.250%     2/11/09           211          208
                                                                                         -------
Total Government Obligations                                                               3,371
                                                                                         -------
Total Euro                                                                                 7,915
------------------------------------------------------------------------------------------------
Japanese Yen -- 4.5%
Corporate Bonds and Notes -- 3.9%
 Banking and Finance -- 3.1%
 Development Bank of Japan                         1.400%     6/20/12        66,000          556
 Toyota Motor Credit Corporation                   0.750%     6/9/08         85,000          712
                                                                                         -------
                                                                                           1,268
                                                                                         -------

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
Japanese Yen -- Continued
Corporate Bonds and Notes -- Continued
 Food, Beverage and Tobacco -- 0.8%
 Tesco plc                                         0.700%     9/20/06        35,000      $   295
                                                                                         -------
Total Corporate Bonds and Notes                                                            1,563
                                                                                         -------

Government Obligations -- 0.6%
 Quebec Province                                   1.600%     5/9/13         30,000          255
                                                                                         -------
Total Japanese Yen                                                                         1,818
------------------------------------------------------------------------------------------------
Polish Zloty -- 1.5%
Government Obligations -- 1.5%
 Republic of Poland                                8.500%    11/12/06         2,460          618
------------------------------------------------------------------------------------------------
Swedish Krona -- 3.2%
Corporate Bonds and Notes -- 3.2%
 Banking and Finance -- 3.2%
 AB Spintab                                        5.000%     6/21/06        12,000        1,282
------------------------------------------------------------------------------------------------
United States Dollar -- 52.7%
Corporate Bonds and Notes -- 19.2%
 Aerospace/Defense -- 0.5%
 Systems 2001 Asset Trust                          6.664%     9/15/13           181          193(B)
                                                                                         -------
 Auto Parts and Equipment -- 0.1%
 American Axle & Manufacturing Inc.                9.750%     3/1/09             17           18
 Lear Corporation                                  8.110%     5/15/09            40           41
                                                                                         -------
                                                                                              59
                                                                                         -------
 Banking and Finance -- 5.7%
 Associates Corporation of North America           5.800%     4/20/04           250          260
 Bank of America Corporation                       7.400%     1/15/11           140          153
 Bank One Corporation                              5.900%    11/15/11           180          179
 Ford Motor Credit Company                         7.600%     8/1/05            250          262
 Ford Motor Credit Company                         7.375%     2/1/11             50           51
 Household Finance Corporation                     8.000%     7/15/10            50           53
 Household Finance Corporation                     7.000%     5/15/12            50           50
 J.P. Morgan Chase & Co.                           6.625%     3/15/12           210          216
 Lehman Brothers Holdings Inc.                     8.250%     6/15/07            60           68
 Lehman Brothers Holdings Inc.                     7.000%     2/1/08            100          105
 PDVSA Finance Ltd.                                8.500%    11/16/12           140          122(D)

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Banking and Finance -- Continued
 Qwest Capital Funding, Inc.                       7.750%     2/15/31           100      $    52
 Verizon Global Funding Corp.                      6.875%     6/15/12           350          344
 Wells Fargo Bank NA, San Francisco                6.450%     2/1/11            380          396
                                                                                         -------
                                                                                           2,311
                                                                                         -------
 Building Materials -- 0.3%
 American Standard Cos., Inc.                      7.375%     2/1/08              7            7
 American Standard Cos., Inc.                      7.625%     2/15/10            31           32
 Nortek, Inc.                                      9.250%     3/15/07            40           41
 Nortek, Inc.                                      8.875%     8/1/08             27           27
                                                                                         -------
                                                                                             107
                                                                                         -------
 Cable -- 0.2%
 CSC Holdings Inc.                                 7.625%     4/1/11            110           87
                                                                                         -------
 Chemicals -- 0.9%
 Avecia Group plc                                 11.000%     7/1/09             39           39(D)
 Hercules Incorporated                            11.125%    11/15/07             2            2
 IMC Global Inc.                                  11.250%     6/1/11             36           39
 MacDermid, Incorporated                           9.125%     7/15/11            14           14
 Rohm and Haas Company                             7.400%     7/15/09           250          273
                                                                                         -------
                                                                                             367
                                                                                         -------
 Computer Services and Systems -- 0.1%
 Unisys Corporation                                7.250%     1/15/05            27           26
                                                                                         -------
 Consumer Products -- 0.8%
 Unilever Capital Corporation                      7.125%     11/1/10           300          330
                                                                                         -------
 Electronics -- 0.1%
 Flextronics International Ltd.                    9.875%     7/1/10             16           17(D)
 L-3 Communications Corp.                          7.625%     6/15/12            17           17(B)
                                                                                         -------
                                                                                              34
                                                                                         -------
 Energy -- 1.2%
 Calpine Corporation                               8.500%     2/15/11            50           34
 CMS Energy Corporation                            9.875%    10/15/07            75           56
 FirstEnergy Corp.                                 6.450%    11/15/11            60           57

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Energy -- Continued
 FirstEnergy Corp.                                 7.375%    11/15/31            50      $    48
 Korea Electric Power Corporation                  7.750%     4/1/13            200          219(D)
 Peabody Energy Corporation                        9.625%     5/15/08            75           79
                                                                                         -------
                                                                                             493
                                                                                         -------
 Environmental Services -- 1.0%
 Allied Waste North America Incorporated           8.875%     4/1/08             60           59
 Waste Management, Inc.                            6.875%     5/15/09           350          353
                                                                                         -------
                                                                                             412
                                                                                         -------
 Food, Beverage and Tobacco -- 2.3%
 Constellation Brands, Inc.                        8.125%     1/15/12            18           19
 Fleming Companies, Inc.                           9.250%     6/15/10             9            9
 Kellogg Company                                   7.450%     4/1/31            200          219
 Sara Lee Corporation                              6.250%     9/15/11           260          269
 Smithfield Foods, Inc.                            8.000%    10/15/09            16           16
 The Pepsi Bottling Group, Inc.                    7.000%     3/1/29            350          372
 Yum! Brands, Inc.                                 7.700%     7/1/12             11           11
                                                                                         -------
                                                                                             915
                                                                                         -------
 Forestry -- 0.1%
 Tembec Industries, Inc.                           8.500%     2/1/11             26           27(D)
                                                                                         -------
 Gaming -- 0.3%
 Harrahs Operating Company, Inc.                   7.875%    12/15/05            35           36
 International Game Technology                     8.375%     5/15/09            22           23
 Mirage Resorts, Inc.                              6.625%     2/1/05             19           19
 Mohegan Tribal Gaming Authority                   8.125%     1/1/06             10           11
 Mohegan Tribal Gaming Authority                   8.750%     1/1/09              1            1
 Mohegan Tribal Gaming Authority                   8.000%     4/1/12              8            8(B)
 Park Place Entertainment Corporation              9.375%     2/15/07            25           26
 Park Place Entertainment Corporation              8.125%     5/15/11            10           10
                                                                                         -------
                                                                                             134
                                                                                         -------
 Gas and Pipeline Utilities -- 0.9%
 Dynegy Holdings Inc.                              8.750%     2/15/12           120           89
 Tennessee Gas Pipeline Company                    8.375%     6/15/32           200          207
 The Williams Companies, Inc.                      8.750%     3/15/32           100           81(B)
                                                                                         -------
                                                                                             377
                                                                                         -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Health Care -- 0.1%
 Coventry Health Care, Inc.                        8.125%     2/15/12            14      $    14
 Fresenius Medical Care Capital Trust II           7.875%     6/15/11           0.2           18
                                                                                         -------
                                                                                              32
                                                                                         -------
 Homebuilding -- 0.2%
 Beazer Homes USA, Inc.                            8.375%     4/15/12            11           11
 Pulte Homes, Inc.                                 7.875%     8/1/11             29           31
 Schuler Homes, Inc.                               9.375%     7/15/09            30           31
 The Ryland Group, Inc.                            8.000%     8/15/06            15           15
 The Ryland Group, Inc.                            9.750%     9/1/10              4            4
                                                                                         -------
                                                                                              92
                                                                                         -------
 Insurance -- 0.3%
 XL Capital plc                                    6.500%     1/15/12           100          103(D)
                                                                                         -------
 Machinery -- 0.2%
 Terex Corporation                                 8.875%     4/1/08             34           34
 Terex Corporation                                10.375%     4/1/11             40           43
                                                                                         -------
                                                                                              77
                                                                                         -------
 Manufacturing (Diversified) -- 0.1%
 Tyco International Group SA                       7.000%     6/15/28            20           14
 Tyco International Group SA                       6.875%     1/15/29            50           36
                                                                                         -------
                                                                                              50
                                                                                         -------
 Media -- 0.8%
 AMFM Inc.                                         8.125%    12/15/07            73           71
 AOL Time Warner Inc.                              7.625%     4/15/31           200          175
 EchoStar DBS Corporation                          9.375%     2/1/09             55           51
 Fox Sports Networks, LLC                          8.875%     8/15/07            12           13
                                                                                         -------
                                                                                             310
                                                                                         -------
 Medical Care Facilities -- 0.5%
 HCA Inc.                                          6.910%     6/15/05            10           10
 HCA Inc.                                          7.125%     6/1/06             10           10
 HCA Inc.                                          7.250%     5/20/08            20           21
 HCA Inc.                                          8.750%     9/1/10             32           36
 HEALTHSOUTH Corporation                           8.500%     2/1/08             30           32
 HEALTHSOUTH Corporation                          10.750%     10/1/08             3            3
 HEALTHSOUTH Corporation                           8.375%     10/1/11            54           56

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Medical Care Facilities -- Continued
 Manor Care, Inc.                                  7.500%     6/15/06            30      $    31
 Manor Care, Inc.                                  8.000%     3/1/08             10           11
                                                                                         -------
                                                                                             210
                                                                                         -------
 Oil and Gas -- 0.9%
 El Paso Corporation                               7.750%     1/15/32           200          185
 Forest Oil Corporation                            7.750%     5/1/14             20           19
 Ocean Energy, Inc.                                8.375%     7/1/08             10           11
 Parker & Parsley Petroleum Company                8.250%     8/15/07            10           11
 Pioneer Natural Resources Company                 7.500%     4/15/12            21           21
 Triton Energy Limited                             8.875%     10/1/07            50           56(D)
 Vintage Petroleum, Inc.                           9.000%    12/15/05             8            8
 Vintage Petroleum, Inc.                           8.250%     5/1/12             31           30
 Western Oil Sands Inc.                            8.375%     5/1/12             19           19(D)
 XTO Energy, Inc.                                  7.500%     4/15/12            10           10
                                                                                         -------
                                                                                             370
                                                                                         -------
 Paper and Forest Products -- 0.1%
 Georgia-Pacific Corp.                             9.500%     12/1/11            12           12
 Georgia-Pacific Corp.                             8.875%     5/15/31            10            9
 Pacifica Papers Inc.                             10.000%     3/15/09            10           11(D)
                                                                                         -------
                                                                                              32
                                                                                         -------
 Pharmaceuticals -- 0.3%
 Biovail Corporation                               7.875%     4/1/10             10           10(D)
 Bristol-Myers Squibb Company                      5.750%     10/1/11            90           89
 Omnicare, Inc.                                    8.125%     3/15/11            37           38
                                                                                         -------
                                                                                             137
                                                                                         -------
 Real Estate -- 0.1%
 Host Marriott Corporation                         7.875%     8/1/08             20           19
 Ventas Realty Limited Partnership                 8.750%     5/1/09             10           10(B)
                                                                                         -------
                                                                                              29
                                                                                         -------
 Steel (Producers) -- 0.1%
 AK Steel Corporation                              7.875%     2/15/09            45           45
                                                                                         -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Telecommunications -- 0.6%
 AT&T Corp.                                        6.500%     3/15/29           100      $    65
 AT&T Corp.                                        8.000%    11/15/31           140          102(B)
 Nextel Communications, Inc.                       9.375%    11/15/09            14            7
 PanAmSat Corporation                              8.500%     2/1/12             24           22(B)
 Sprint Capital Corporation                        7.625%     1/30/11            50           42
                                                                                         -------
                                                                                             238
                                                                                         -------
 Toys -- N.M.
 Hasbro, Inc.                                      5.600%     11/1/05            20           19
                                                                                         -------
 Transportation -- 0.4%
 Avis Group Holdings, Inc.                        11.000%     5/1/09             43           48
 Delta Air Lines, Inc.                             6.718%     1/2/23            100          102
 Kansas City Southern Railway                      9.500%     10/1/08            14           15
 Teekay Shipping Corporation                       8.875%     7/15/11            16           17(D)
                                                                                         -------
                                                                                             182
                                                                                         -------
Total Corporate Bonds and Notes                                                            7,798
                                                                                         -------

Asset-Backed Securities -- N.M.
 Indexed Securities -- N.M.
 SLM Student Loan Trust 1998-2                     2.392%     4/25/07            18           17(E)
                                                                                         -------
Mortgage-Backed Securities -- 0.3%
 Stripped Securities -- 0.3%
 GMAC Commercial Mortgage Security Inc.
   1999-CTL1                                       0.998%     7/15/09         5,569          120(B,F1)
                                                                                         -------
U.S. Government and Agency Obligations -- 10.8%
 Fixed Rate Securities -- 4.8%
 Freddie Mac                                       4.875%     3/15/07           350          358
 Freddie Mac                                       5.500%     9/15/11           800          808
 United States Treasury Bonds                      5.375%     2/15/31           790          774
                                                                                         -------
                                                                                           1,940
                                                                                         -------

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
U.S. Government and Agency Obligations -- Continued
 Indexed Securities -- 5.2%
 United States Treasury Inflation-Indexed
   Security                                        3.625%     4/15/28           695      $   750(I)
 United States Treasury Inflation-Indexed
   Security                                        3.875%     4/15/29         1,028        1,159(I)
 United States Treasury Inflation-Indexed
   Security                                        3.375%     4/15/32           192          203(I)
                                                                                         -------
                                                                                           2,112
                                                                                         -------
 Stripped Securities -- 0.8%
 Resolution Funding Corporation                    0.000%    10/15/20           340          108(F2)
 United States Treasury Bonds                      0.000%    11/15/27         1,015          228(F2)
                                                                                         -------
                                                                                             336
                                                                                         -------
Total U.S. Government and Agency Obligations                                               4,388
                                                                                         -------
U.S. Government Agency Mortgage-Backed Securities -- 16.8%
 Fixed Rate Securities -- 16.8%
 Fannie Mae                                        6.500%     7/1/29            540          552
 Freddie Mac                                       6.500%     8/1/29          1,692        1,729
 Government National Mortgage Association          7.000%     8/15/28           115          120
 Government National Mortgage Association          6.000%   5/15/31 to          664          664
                                                              7/15/31
 Government National Mortgage Association          6.500%    10/15/31         3,715        3,789
                                                                                         -------
Total U.S. Government Agency Mortgage-Backed
 Securities                                                                                6,854
                                                                                         -------

Foreign Government Obligations -- 5.6%
 Fixed Rate Securities -- 4.2%
 Argentine Republic                                0.000%    10/15/04           130           51(D,H)
 Federative Republic of Brazil                    14.500%    10/15/09            60           45(D)
 Federative Republic of Brazil                    12.000%     4/15/10            70           46(D)
 Federative Republic of Brazil                     8.000%     4/15/14           462          288(D)
 Federative Republic of Brazil                    11.000%     8/17/40           144           80(D)
 Republic of Bulgaria                              2.813%     7/28/12           140          128(C,D)
 Republic of Bulgaria                              8.250%     1/15/15            30           30(D)
 Republic of Panama                                4.750%     7/17/14            28           24(C,D)
 Republic of Panama                               10.750%     5/15/20            20           20(D)
 Republic of Peru                                  4.000%     3/7/17             80           53(C,D)
 Republic of Peru                                  4.500%     3/7/17            158          115(B,C,D)
 Republic of Peru                                  4.500%     3/7/17             40           29(C,D)
 Republic of the Philippines                       9.875%     1/15/19           110          109(D)
 Republic of the Philippines                      10.625%     3/16/25           120          124(D)
 Russian Federation                                8.250%     3/31/10            70           70(D)

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date   Par (A)       Value
------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Foreign Government Obligations -- Continued
 Fixed Rate Securities -- Continued
 Russian Federation                                5.000%     3/31/30           110      $    76(C,D)
 United Mexican States                             8.375%     1/14/11           100          104(D)
 United Mexican States                            11.500%     5/15/26           235          298(D)
                                                                                         -------
                                                                                           1,690
                                                                                         -------
 Indexed Securities(E) -- 1.4%
 Federative Republic of Brazil                     3.125%     4/15/09            25           16(D)
 Federative Republic of Brazil                     3.125%     4/15/12            60           32(D)
 Federative Republic of Brazil                     3.125%     4/15/12            80           42(D)
 Republic of Bulgaria                              2.813%     7/28/11           157          139(D)
 Republic of Colombia                             11.750%     2/25/20           165          161(D)
 Republic of Panama                                2.625%     7/17/16           218          171(D)
                                                                                         -------
                                                                                             561
                                                                                         -------
Total Foreign Government Obligations                                                       2,251
                                                                                         -------

Warrants -- N.M.
 AT&T Latin America Corporation                                                  18            0
                                                                                         -------
Total United States Dollar                                                                21,428
                                                                                         -------
Total Long-Term Securities (Identified Cost -- $33,096)                                   34,049
------------------------------------------------------------------------------------------------
Short-Term Securities -- 12.4%

Corporate Bonds and Notes -- 0.1%
 The AES Corporation                               8.750%    12/15/02            30           28
                                                                                         -------
Foreign Government Obligations -- 0.1%
 Argentine Republic                                0.000%    10/15/02            40           40(D,H)
                                                                                         -------
Options Purchased(J) -- 1.5%
 Euribor Futures Call, October 2002, Strike Price EUR 96                         37(G)         6
 Euribor Futures Call, October 2002, Strike Price EUR 96.5                       39(G)         1
 Euribor Futures Call, January 2003, Strike Price EUR 95                         50(G)       155
 Euribor Futures Call, January 2003, Strike Price EUR 96                         16(G)         4
 Euribor Futures Call, September 2003, Strike Price EUR 94.50                    33(G)       103
 Eurodollar Futures Call, January 2003, Strike Price $94.25                      18(G)       157

                                                                            Par (A)       Value
------------------------------------------------------------------------------------------------
Options Purchased -- Continued
 Eurodollar Futures Call, January 2003, Strike Price $95                         26(G)   $   177
 U.S. Treasury Note Futures Put, August 2002, Strike Price $106                  40(G)        20
                                                                                         -------
                                                                                             623
                                                                                         -------
Repurchase Agreements -- 10.7%
 Goldman, Sachs & Company
   1.98%, dated 6/28/02, to be repurchased at $2,385 on
   7/1/02 (Collateral: $2,135 Freddie Mac notes, 6.875%,
   due 9/15/10, value $2,450)                                                 2,358        2,358

Merrill Lynch Government Securities, Inc.
 1.97%, dated 6/28/02, to be repurchased at $2,000 on 7/1/02 (Collateral:
 $6,205 Resolution Funding Corp. principal-only
 security, 0%, due 7/15/20, value $2,040)                                     2,000        2,000
                                                                                         -------
                                                                                           4,358
                                                                                         -------
Total Short-Term Securities (Identified Cost -- $4,872)                                    5,049
------------------------------------------------------------------------------------------------
Total Investments -- 96.1% (Identified Cost -- $37,968)                                   39,098
Other Assets Less Liabilities -- 3.9%                                                      1,592
                                                                                         -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 4,969 Primary Class shares outstanding                                     $46,926
Under/(over) distributed net investment income                                  (18)
Accumulated net realized gain/(loss) on investments and currency
 transactions                                                                (7,298)
Unrealized appreciation/(depreciation) of investments and currency
 transactions                                                                 1,080
                                                                            -------

NET ASSETS -- 100.0%                                                                     $40,690
                                                                                         =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                             $8.19
                                                                                           =====
------------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                     Expiration     Actual     Appreciation/
                                                        Date       Contracts   (Depreciation)
---------------------------------------------------------------------------------------------
Futures Contracts Purchased(J)
Euro-Bobl Futures                                  September 2002      9            $  3
U.S. Treasury Note Futures                         September 2002      5               1
                                                                                    ----
                                                                                    $  4
                                                                                    ----
Futures Contracts Written(J)
Euro-Bund Futures                                  September 2002     39            $(10)
U.S. Treasury Note Futures                         September 2002     15             (10)
U.S. Treasury Note Futures                         September 2002      1               1
                                                                                    ----
                                                                                    $(19)
                                                                                    ----
Written Options(J)
Eurodollar Call/USD Put, Strike Price $96.50       December 2002      19            $(44)
U.S. Treasury Bond Put, Strike Price $100          September 2002      4               3
U.S. Treasury Note Call, Strike Price $105         September 2002      5              (7)
U.S. Treasury Note Call, Strike Price $105         September 2002      8             (15)
                                                                                    ----
                                                                                    $(63)
                                                                                    ----
---------------------------------------------------------------------------------------------

(A) Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency. Securities denominated in euro may not have been originally issued in euro, but were converted to euro from their local currencies as of January 1, 2002.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 2.1% of net assets.

(C) Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.

(D) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

(E) Indexed security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR"), the Consumer Price Index ("CPI"), or the One-Year Treasury Constant Maturity Rate.

(F) Stripped security -- A security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

(G) Par represents actual number of contracts.

(H) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(I) U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index ("CPI"). Interest is calculated on the basis of the current adjusted principal value.

(J) Options and futures are described in more detail in the notes to financial statements.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.4%

Australia -- 1.5%
 Australia & New Zealand Banking Group Limited                       73          $    797
 National Australia Bank Limited                                     34               687
                                                                                 --------
                                                                                    1,484
                                                                                 --------
Belgium -- 0.5%
 Solvay SA                                                            8               546
                                                                                 --------
Canada -- 0.6%
 Bank of Nova Scotia                                                 10               323
 Sun Life Financial Services of Canada Inc.                          15               314
                                                                                 --------
                                                                                      637
                                                                                 --------
China -- 1.3%
 AsiaInfo Holdings, Inc.                                             51               669(A)
 People's Food Holdings Limited                                     156               112
 UTStarcom, Inc.                                                     25               504(A)
                                                                                 --------
                                                                                    1,285
                                                                                 --------
Denmark -- 0.6%
 Coloplast A/S                                                        7               599
                                                                                 --------
Finland -- 2.0%
 Huhtamaki Oyj                                                        8               367
 Instrumentarium Corporation                                         39               972
 UPM-Kymmene Oyj                                                     17               668
                                                                                 --------
                                                                                    2,007
                                                                                 --------
France -- 7.9%
 Aventis SA                                                           6               445
 BNP Paribas SA                                                      20             1,104(A)
 CNP Assurances                                                      15               618
 Compagnie Generale des Etablissements Michelin                      10               412
 PSA Peugeot Citroen                                                 20             1,017(A)
 Sanofi-Synthelabo SA                                                14               820
 SEB SA                                                               5               413
 Societe Generale                                                     8               513
 STMicroelectronics N.V.                                             29               714

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
France -- Continued
 STMicroelectronics N.V. - ADR                                       15          $    355
 TotalFinaElf SA                                                      9             1,395
 Vivendi Universal SA                                                 9               188
                                                                                 --------
                                                                                    7,994
                                                                                 --------
Germany -- 6.5%
 Allianz AG                                                           1               201
 Altana AG                                                           18               972
 Bayerische Motoren Werke (BMW) AG                                   15               592
 DaimlerChrysler AG                                                  27             1,301
 Deutsche Bank AG                                                     5               316
 E. ON AG                                                            19             1,080
 Gehe AG                                                             17               705
 Infineon Technologies AG                                            21               330(A)
 SAP AG                                                               6               587
 ThyssenKrupp AG                                                     31               468
                                                                                 --------
                                                                                    6,552
                                                                                 --------
Greece -- 0.5%
 Public Power Corporation (PPC)                                      38               546
                                                                                 --------
Hong Kong -- 3.0%
 Cheung Kong (Holdings) Limited                                      46               383
 China Mobile (Hong Kong) Limited                                   182               538(A)
 Global Bio-chem Technology Group Company Limited                   756               284
 Hong Kong Exchanges & Clearing Limited                             524               863
 Hutchison Whampoa Limited                                           60               450
 Star Cruises Limited                                             1,182               485(A)
                                                                                 --------
                                                                                    3,003
                                                                                 --------
Ireland -- 2.9%
 Allied Irish Banks plc                                              74               968
 Anglo Irish Bank Corporation plc                                   242             1,555(A)
 Irish Life & Permanent plc                                          30               433
                                                                                 --------
                                                                                    2,956
                                                                                 --------
Italy -- 3.9%
 Banca Popolare di Bergamo-Credito Varesino Scrl                     37               729
 Beni Stabili S.p.A.                                              1,203               668
 ENI S.p.A.                                                          75             1,196

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Italy -- Continued
 Merloni Elettrodomestici S.p.A                                      26          $    284
 Milano Assicurazioni S.p.A                                         156               420
 Recordati S.p.A                                                     26               705
                                                                                 --------
                                                                                    4,002
                                                                                 --------
Japan -- 19.7%
 ACOM., LTD.                                                          6               383
 AIFUL CORPORATION                                                    4               262
 ALPS ELECTRIC CO., LTD.                                             19               240
 ASAHI BREWERIES, LTD.                                               33               276
 BRIDGESTONE CORPORATION                                             12               165
 CANON, INC.                                                         24               907
 Chubu Electric Power Company, Incorporated                          22               379
 DAI NIPPON PRINTING CO., LTD.                                        4                53
 DAITO TRUST CONSTRUCTION CO., LTD.                                  29               536
 Daiwa House Industry Co., Ltd.                                       1                 5
 East Japan Railway Company                                        0.01                66
 Eisai Co., Ltd.                                                     29               745
 Fuji Photo Film Co., Ltd.                                           20               652
 FUJITEC CO., LTD.                                                   41               202
 Heiwa Corporation                                                  0.2                 3
 Hitachi Kokusai Electric Inc.                                       46               209
 HONDA MOTOR CO., LTD.                                               18               730
 JOINT CORPORATION                                                  0.1                 1
 Kawasaki Steel Corporation                                         236               307(A)
 KEIHIN CORPORATION                                                  25               261
 KONICA CORPORATION                                                  38               246
 KURODA ELECTRIC CO., LTD.                                           12               264
 KYOWA EXEO CORPORATION                                              41               195
 Kyushu Electric Power Company, Incorporated                         12               179
 LAWSON, INC.                                                         1                15
 MEITEC CORPORATION                                                  10               330
 MINEBEA CO., LTD.                                                   10                59
 Mitsubishi Corporation                                              30               217
 MITSUBISHI MOTORS CORPORATION                                       98               260(A)
 Mitsui O.S.K. Lines, Ltd.                                          127               267
 NHK SPRING CO., LTD.                                               112               342
 Nichiei Co., Ltd.                                                   49               300
 NIFCO INC.                                                          18               179
 Nintendo Co., Ltd.                                                   2               236
 NIPPON CHEMI-CON CORPORATION                                        60               258(A)

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Japan -- Continued
 Nippon Electric Glass Co., Ltd.                                     20          $    196
 NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                  0.06               247
 Nippon Television Network Corp.                                      1               268
 Nippon Yusen Kabushiki Kaisha                                       96               331
 NIPRO CORPORATION                                                   29               474
 NTT DoCoMo, Inc.                                                  0.08               194
 SAMMY CORPORATION                                                   10               330
 SANKYO CO., LTD.                                                     9               214
 SANYO SHINPAN FINANCE CO., LTD.                                      3                72
 SHOHKOH FUND & CO., LTD.                                             5               564
 SHOWA CORPORATION                                                   36               300
 SHOWA SHELL SEKIYU K.K.                                             46               267
 SONY CORPORATION                                                     2                84
 SUMITOMO HEAVY INDUSTRIES, LTD.                                    104               112(A)
 Sumitomo Osaka Cement Co., Ltd.                                    173               257
 Takeda Chemical Industries, Ltd.                                    14               614
 TAKEFUJI CORPORATION                                                 6               403
 TANABE SEIYAKU CO., LTD.                                            52               456
 The Chugoku Electric Power Company, Incorporated                    42               584
 The Tokyo Electric Power Company, Incorporated                      29               592
 The Yokohama Rubber Company Limited                                144               354
 TOPPAN PRINTING CO., LTD.                                           16               166
 Toyo Suisan Kaisha, LTD.                                            23               216
 TOYODA GOSEI CO., LTD.                                              22               275
 Toyota Motor Corporation                                            74             1,969
 TSUBAKIMOTO CHAIN CO.                                               97               290
 Yamaha Motor Co., Ltd.                                              58               427
                                                                                 --------
                                                                                   19,985
                                                                                 --------
Netherlands -- 6.0%
 ABN AMRO Holding N.V.                                               12               225(A)
 ASM International N.V.                                               8               143(A)
 ASM International N.V. - ADR                                         7               121(A)
 CSM NV - Coupon                                                     35               831
 ING Groep N.V.                                                      19               489
 Koninklijke Ahold N.V.                                              10               210
 Koninklijke (Royal) KPN N.V.                                        50               232(A)
 Koninklijke (Royal) Philips Electronics N.V.                        19               516(A)
 Koninklijke Vendex KBB N.V.                                         22               269

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Netherlands -- Continued
 Royal Dutch Petroleum Company                                       24          $  1,306(A)
 Royal Volker Wessels Stevin N.V.                                    13               353
 Unilever N.V.                                                       22             1,418(A)
                                                                                 --------
                                                                                    6,113
                                                                                 --------
Norway -- 1.7%
 DnB ASA                                                            160               867
 Gjensidige NOR Sparebank                                            10               369
 Norsk Hydro ASA                                                      9               450
                                                                                 --------
                                                                                    1,686
                                                                                 --------
Portugal -- 0.8%
 Portugal Telecom, SGPS, S.A.                                       114               803(A)
                                                                                 --------
Singapore -- 0.4%
 Neptune Orient Lines Limited                                       733               423(A)
                                                                                 --------
South Africa -- 0.7%
 Woolworths Holdings Limited                                      1,600               677
                                                                                 --------
South Korea -- 1.5%
 KT Corporation - ADR                                                16               349
 Samsung Electronics                                                  3               856
 SK Telecom Co., Ltd.                                                 2               363
                                                                                 --------
                                                                                    1,568
                                                                                 --------
Spain -- 4.2%
 Aurea Concesionesde Infraestructuras del Estado S.A.                19               424
 Banco Bilbao Vizcaya Argentaria, S.A.                               22               243
 Enagas                                                              48               303(A)
 Gas Natural SDG, S.A.                                               50               965(A)
 Grupo Dragados, S.A.                                                44               778
 Grupo Ferrovial, S.A.                                               27               729
 Inmobiliaria Colonial, S.A.                                         19               262
 Red Electrica de Espana                                             49               534
                                                                                 --------
                                                                                    4,238
                                                                                 --------
Sweden -- 2.4%
 Axfood AB                                                           14               236
 Electrolux AB                                                       24               481

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Sweden -- Continued
 Holmen AB                                                           17          $    442
 Svenska Cellulosa AB (SCA)                                          19               689
 Swedish Match AB                                                    71               585
                                                                                 --------
                                                                                    2,433
                                                                                 --------
Switzerland -- 5.1%
 Nestle SA                                                            9             2,012(A)
 Novartis AG                                                         50             2,177(A)
 Roche Holdings AG                                                    8               611(A)
 UBS AG                                                               8               392(A)
                                                                                 --------
                                                                                    5,192
                                                                                 --------
Taiwan -- 0.3%
 ASE Test Limited                                                    25               238(A)
 GigaMedia Ltd.                                                      95                86(A)
                                                                                 --------
                                                                                      324
                                                                                 --------
United Kingdom -- 23.4%
 Alliance Unichem plc                                                81               769
 Amvescap plc                                                        12                98
 Arriva plc                                                          66               332
 Barclays plc                                                       115               968
 Barratt Developments plc                                            46               295
 Boots Company plc                                                   99               983
 BP Amoco plc                                                       316             2,657
 BT Group plc                                                        79               304(A)
 Dairy Crest Group plc                                               20               152
 Diageo plc                                                          91             1,182
 Electronics Boutique plc                                           150               280(A)
 George Wimpey plc                                                   95               389
 Hanson plc                                                          25               179
 HBOS plc                                                            81               879
 HSBC Holdings plc                                                  167             1,920
 Imperial Chemical Industries plc                                    65               316
 Imperial Tobacco Group plc                                          48               786
 iSOFT Group plc                                                     64               237
 John Mowlem & Company plc                                           70               213
 Lloyds TSB Group plc                                               151             1,501
 New Look Group plc                                                  73               258
 Northern Foods plc                                                  73               197
 Northern Rock plc                                                   67               700
 Persimmon plc                                                       67               405

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
United Kingdom -- Continued
 Redrow plc                                                          75          $    294
 Royal Bank of Scotland Group plc                                    57             1,625
 Severn Trent plc                                                    47               513
 Shell Transport & Trading Company plc                               82               617
 Somerfield plc                                                     693             1,246(A)
 Tate + Lyle plc                                                    103               552
 Tesco plc                                                          100               364
 The Berkeley Group plc                                              31               343
 United Utilities plc                                                24               220
 Vodafone Group plc                                                 859             1,179
 Westbury plc                                                        45               230
 Wolseley plc                                                        51               512
                                                                                 --------
                                                                                   23,695
                                                                                 --------
Total Common Stock and Equity Interests (Identified Cost -- $94,328)               98,748
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.6%

Goldman, Sachs & Company
 1.96%, dated 6/28/02, to be repurchased at $811 on
 7/1/02 (Collateral: $798 Fannie Mae mortgage-backed
 securities, 7%, due 4/1/32, value $830)                           $811               811
State Street Bank & Trust Company
 1.9%, dated 6/28/02, to be repurchased at $811 on
 7/1/02 (Collateral: $815 Freddie Mac notes, 3.4%,
 due 2/6/04, value $827)                                            810               810
                                                                                 --------
Total Repurchase Agreements (Identified Cost -- $1,621)                             1,621
-----------------------------------------------------------------------------------------
Total Investments -- 99.0% (Identified Cost -- $95,949)                           100,369
Other Assets Less Liabilities -- 1.0%                                                 985
                                                                                 --------

NET ASSETS -- 100.0%                                                             $101,354
                                                                                 ========

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued


-----------------------------------------------------------------------------------------
Repurchase Agreements -- Continued


NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 10,865 Primary Class shares outstanding                                         $132,863
     31 Institutional Class shares outstanding                                        323
Undistributed net investment income/(loss)                                            460
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                                    (36,739)
Accumulated appreciation/(depreciation) of investments and
 foreign currency translations                                                      4,447
                                                                                 --------

NET ASSETS                                                                       $101,354
                                                                                 ========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                      $9.30
                                                                                 ========
 INSTITUTIONAL CLASS                                                                $9.55
                                                                                 ========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

Emerging Markets Trust

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 92.4%

Brazil -- 5.7%
 Brasil Telecom S.A.                                               491           $     2
 Companhia de Concessoes Rodoviarias (CCR)                          46               228(A,B)
 Companhia de Saneamento Basico do Estado de Sao Paulo-
   SABESP                                                           76               661(A)
 Companhia Vale do Rio Doce - ADR                                   28               780(A)
 Empresa Brasileira de Aeronautica S.A. (Embraer)                   99               485(A)
 Petroleo Brasileiro S.A. - Petrobras - ADR                         76             1,321(A)
 Tele Centro Oeste Celular Participacoes S.A. - ADR                  1                 3(A)
 Unibanco - Uniao de Bancos Brasileiros S.A. - GDR                  13               213
                                                                                 -------
                                                                                   3,693
                                                                                 -------
China -- 7.8%
 Aluminium Corporation of China Limited                          2,000               369(A)
 AsiaInfo Holdings, Inc.                                           143             1,893(A)
 China Petroleum and Chemical Corporation (Sinopec)              1,800               321(A)
 Huaneng Power International, Inc. - ADR                            21               670
 Jiangxi Copper Company Ltd.                                     1,019               136
 Shenyang Public Utility Holdings Company Limited                  850               130(A)
 Travelsky Technology Limited                                      182               125(A)
 UTStarcom, Inc. - ADR                                              66             1,333(A)
 Zhejiang Expressway Co., Ltd.                                     400               136(A)
                                                                                 -------
                                                                                   5,113
                                                                                 -------
Egypt -- 0.3%
 Egyptian Company for Mobile Service (MobiNil)                      30               177(A)
 International Food Egypt                                            5                18(A,B)
                                                                                 -------
                                                                                     195
                                                                                 -------
Hong Kong -- 7.6%
 Brilliance China Automotive Holdings Limited                    3,050               414(A)
 China Mobile (Hong Kong) Limited                                  574             1,696(A)
 China Rare Earth Holdings Limited                                 208                47(A)
 Digital China Holdings Limited                                  2,273             1,064(A)
 Euro-Asia Agricultural (Holdings) Company Limited               1,106               333(A)
 Far East Pharmaceutical Technology Company Limited              1,107               337(A)
 Guangdong Brewery Holdings Limited                              3,850               252(A)

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Hong Kong -- Continued
 GZI Transport Limited                                           1,250           $   220(A)
 New World China Land Ltd.                                       1,015               267(A)
 Shum Yip Investment Limited                                       498               176
 TCL International Holdings Limited                                658               183(A)
                                                                                 -------
                                                                                   4,989
                                                                                 -------
Hungary -- 0.7%
 MOL Magyar Olaj-es Gazipari Rt.                                    20               383(A)
 Synergon Information Systems - GDR                                 43               101(A,C)
                                                                                 -------
                                                                                     484
                                                                                 -------
India -- 5.2%
 Bajaj Auto Limited                                                 37               386
 Balaji Telefilms Limited                                           11               109(A)
 Bharat Petroleum Corporation Limited                               62               341
 Cipla Limited                                                      18               339
 Himachal Futuristic Communications, Ltd.                          0.1              0.24(A)
 Hindustan Petroleum Corporation Limited                            76               412
 ICICI Bank Limited                                                 45               126
 Mahindra & Mahindra Ltd.                                           37                85
 Moser-Bear India Limited                                           51               266(A)
 NIIT Limited                                                       33               169(A)
 Ranbaxy Laboratories Limited                                       17               307(A)
 Satyam Computer Services Limited                                   30               143
 State Bank of India                                                50               246
 Steel Authority of India Limited                                  896               225
 Tata Engineering and Locomotive Company Limited                    67               215
                                                                                 -------
                                                                                   3,369
                                                                                 -------
Indonesia -- 1.0%
 PT Astra Agro Lestari Tbk                                       1,490               338(A)
 PT Astra International Tbk                                        685               334(A)
 PT Lippo Bank Tbk - Certificates                               12,460                 0(A,B)
                                                                                 -------
                                                                                     672
                                                                                 -------
Israel -- 0.3%
 Bank Hapoalim                                                       1                 1
 Check Point Software Technologies Ltd. - ADR                       16               220(A)
                                                                                 -------
                                                                                     221
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Malaysia -- 4.7%
 Arab Malaysian Finance Berhad                                     322           $   424
 Commerce Asset-Holding Berhad                                     227               490
 Magnum Corporation Berhad                                         620               437
 Malayan Banking Berhad                                            267               617
 Perusahaan Otomobil Nasional Berhad                                77               193
 Resorts World Berhad                                              230               642
 Sime Darby Bhd                                                    186               245
                                                                                 -------
                                                                                   3,048
                                                                                 -------
Mexico -- 9.0%
 Alfa, SA                                                          222               374
 America Movil SA de CV                                          1,359               908(A)
 Cemex SA de CV ADR                                                 28               747
 Coca-Cola Femsa, SA de CV - ADR                                    10               245
 Consorcio Ara, SA de CV                                           113               165(A)
 Corporation GEO, SA de CV                                          33                68(A)
 Fomento Economico Mexicana, SA de CV - ADR                         23               918
 Grupo Elektra, SA de CV - GDR                                      18               155
 Grupo Financiero Banorte SA de CV                                 105               241(A)
 Grupo Financiero BBVA Bancomer, SA de CV (GFB)                    318               259
 Telefonos de Mexico SA de CV (Telmex)                             834             1,321
 Wal-Mart de Mexico SA de CV - Class C                             203               469
                                                                                 -------
                                                                                   5,870
                                                                                 -------
Namibia -- 0.03%
 Namibian Minerals Corporation - ADR                               220                22(B)
                                                                                 -------
Russia -- 2.4%
 AO Mosenergo - ADR                                                 51               155
 Gazprom - ADR                                                       3                41(A,C)
 OAO LUKoil - ADR                                                   16             1,047
 Rostelecom - ADR                                                   25               151
 YUKOS - ADR                                                         1               154(A)
                                                                                 -------
                                                                                   1,548
                                                                                 -------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
South Africa -- 8.3%
 ABSA Group Limited                                                210           $   658
 Anglo American plc                                                 51               837
 Harmony Gold Mining Company Limited                                12               163(A)
 Impala Platinum Holdings Limited                                   17               948
 Massmart Holdings Limited                                          76                99(A)
 Murray & Roberts Holdings Limited                                 163               145(A)
 Old Mutual plc                                                    150               206(A)
 Remgro Limited                                                    111               740(A)
 Sanlam Limited                                                    146               121(A)
 Sasol Limited                                                      62               657
 Shoprite Holdings Limited                                         271               202(A)
 Truworths International Limited                                   235               136(A)
 Wooltru Limited                                                   450                13(A)
 Woolworths Holdings Limited                                     1,104               467(A)
                                                                                 -------
                                                                                   5,392
                                                                                 -------
South Korea -- 24.6%
 Cheil Jedang Corporation                                            4               144(A)
 Digital First INC                                                  31                63(A)
 Doosan Corporation                                                  2                30(A)
 Hanjin Shipping Co., Ltd.                                         102               446(A)
 Hyundai Development Company                                       171             1,087(A)
 Kook Soon Dang Brewery Co., Ltd.                                    3                98(A)
 Korea Electric Power (KEPCO) Corporation - ADR                     16               170(A)
 Korea Electric Power Corporation                                   21               389(A)
 Korea Telecom Corporation                                          15               602(A)
 KT Corporation                                                     40               866(A)
 LG Ad Inc.                                                         17               198(A)
 LG Engineering & Construction Co., Ltd.                            71               665(A)
 LG Insurance Co., Ltd.                                             61               189(A)
 Pohang Iron & Steel Co., Ltd. (POSCO) - ADR                        15               409(A)
 Poongsan Corporation                                               16               178(A)
 S-Oil Corporation                                                  56               971(A)
 Samsung Electronics Co., Ltd.                                      18             4,812
 Samsung Securities Co., Ltd.                                       21               603(A)
 Shinsegae Department Store Company                                 14             2,344(A)
 SK Corporation                                                     35               604(A)
 SK Telecom Co., Ltd.                                                4               811
 SK Telecom Co., Ltd. - ADR                                         15               372(A)
                                                                                 -------
                                                                                  16,051
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Sweden -- 0.1%
 Vostok Nafta Investment Ltd.                                        7           $    42(A)
                                                                                 -------
Taiwan -- 10.2%
 ASE Test Limited                                                1,738               238(A)
 ASE Test Limited - ADR                                             66               643(A)
 Cathay Financial Holding Co., Ltd.                                150               221
 D-Link Corporation                                                618               707
 Delta Electronics Inc.                                            230               311(A)
 Formosa Plastic Corporation                                       180               216
 Gamania Digital Entertainment Co., Ltd.                            41               198(A)
 GigaMedia Ltd. - ADR                                              107                96(A)
 Hon Hai Precision Industry Co., Ltd                               151               615(A)
 Macronix International Co., Ltd.                                  547               316(A)
 Macronix International Co., Ltd. - ADR                             25               146(A)
 Systex Corporation - GDR                                           22                50(A,C)
 Taiwan Semiconductor Manufacturing Company                      1,091             2,221(A)
 United Microelectronics Corporation, Ltd.                         216               260(A)
 Yuanta Securities Corporation                                     631               391(A)
                                                                                 -------
                                                                                   6,629
                                                                                 -------
Thailand -- 4.1%
 Bangkok Bank Public Company Limited                               238               393
 Bangkok Expressway Public Company Limited                       1,146               444(A)
 Banpu Public Company Limited                                       93                91
 Golden Land Property Development Public Company Limited           348               118(A)
 National Finance Public Company Limited                         1,500               577
 National Petrochemical Public Company Limited                     153               192(A)
 Seamico Securities Public Company Limited                         135               126(A)
 Thai Farmers Bank Public Company Limited                          509               407
 TISCO Finance Public Company Limited                              516               308(A)
                                                                                 -------
                                                                                   2,656
                                                                                 -------
Turkey -- 0.4%
 Vestel Electronik Sanayi ve Ticaret A.S.                      115,000               232(A)
                                                                                 -------
Total Common Stock and Equity Interests (Identified
 Cost -- $63,073)                                                                 60,226
----------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Preferred Shares -- 4.6%

Brazil -- 4.1%
 Brasil Telecom Participacoes S.A. - ADR                             7           $   184
 Centrais Electricas Brasileiras S.A. (Electrobras)             28,076               266
 Companhia Paranaense de Energia-Copel - ADR                        76               308
 Companhia Vale do Rio Doce - Rights                                11                 0(A,B)
 Companhia Vale do Rio Doce - ADR                                    6               153(A)
 Empresa Brasileira de Aeronautica S.A.                             13                69(A)
 Gerdau S.A.                                                    54,003               559
 Itausa - Investimentos Itau S.A.                                  220               148
 Petrobras Distribuidora S.A.                                    9,346               145(A)
 Telemar Norte Leste S.A.                                       33,600               594(A)
 Usinas Siderurgicas de Minas Gerais S.A. (Usiminas)               109               264(A)
                                                                                 -------
                                                                                   2,690
                                                                                 -------
Russia -- 0.5%
 Sibneft                                                            18               330(A)
                                                                                 -------
Total Preferred Shares (Identified Cost -- $3,550)                                 3,020
----------------------------------------------------------------------------------------
Repurchase Agreements -- 2.0%

Goldman, Sachs & Company
 1.96%, dated 6/28/02, to be repurchased at $650 on 7/1/02
 (Collateral: $641 Fannie Mae mortgaged-backed securities,
 7%, due 4/1/32, value $667)                                      $650               650

State Street Bank & Trust Company
 1.9%, dated 6/28/02, to be repurchased at $650 on 7/1/02
 (Collateral: $655 Freddie-Mac notes, 3.4%, due 2/6/04,
 value $665)                                                       650               650
                                                                                 -------
Total Repurchase Agreements (Identified Cost -- $1,300)                            1,300
----------------------------------------------------------------------------------------
Total Investments -- 99.0% (Identified Cost -- $67,923)                           64,546
Other Assets Less Liabilities -- 1.0%                                                672
                                                                                 -------

NET ASSETS -- 100.0%                                                             $65,218
                                                                                 =======


----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 6,560 Primary Class shares outstanding                                          $75,135
Undistributed net investment income/(loss)                                          (598)
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                                    (5,902)
Accumulated appreciation/(depreciation) of investments and
 foreign currency translations                                                    (3,417)
                                                                                 -------

NET ASSETS                                                                       $65,218
                                                                                 =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                     $9.94
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

(C) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.3% of net assets.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 88.5%

Denmark -- 1.1%
 Novo Nordisk A/S                                                    17          $   555
                                                                                 -------
Finland -- 1.0%
 Nokia Oyj                                                           35              504
                                                                                 -------
France -- 24.3%
 Accor SA                                                            14              547
 Autoroutes du Sud de la France (ASF)                                19              504(A)
 Aventis SA                                                          21            1,506
 BNP Paribas SA                                                      20            1,099
 Carrefour SA                                                        18              951
 Compagnie de Saint-Gobain                                           21              950
 Orange SA                                                           91              416(A)
 Sanofi-Synthelabo SA                                                14              850
 Societe Television Francaise 1                                      17              462
 STMicroelectronics N.V.                                             19              465(A)
 TotalFinaElf S.A.                                                   16            2,592
 Unibail (Union du Credit-Bail Immobilier)                           12              721(A)
 Vivendi Environnement                                               25              779
 Vivendi Universal SA                                                23              490
                                                                                 -------
                                                                                  12,332
                                                                                 -------
Germany -- 19.2%
 Adidas-Salomon AG                                                    7              575
 Allianz AG                                                           4              881
 BASF AG                                                             20              925
 DaimlerChrysler AG                                                  29            1,398(A)
 Deutsche Bank AG                                                    15            1,014
 Deutsche Lufthansa AG                                               44              631(A)
 Gehe AG                                                             20              848
 Infineon Technologies AG                                            29              459(A)
 Linde AG                                                            16              799(A)
 Muenchener Rueckversicherungs-Gesellschaft AG                        3              804
 Schering AG                                                         11              673
 Volkswagen AG                                                       16              747(A)
                                                                                 -------
                                                                                   9,754
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Italy -- 1.3%
 Autogrill SpA                                                       57          $   663
                                                                                 -------
Netherlands -- 6.7%
 ING Groep N.V.                                                      60            1,548
 Koninklijke Ahold N.V.                                              26              548
 Koninklijke (Royal) Philips Electronics N.V.                        47            1,304
                                                                                 -------
                                                                                   3,400
                                                                                 -------
Spain -- 6.0%
 Banco Popular Espanol SA                                            16              724
 Banco Santander Central Hispano S.A.                               106              838
 Grupo Ferrovial, S.A.                                               31              846(A)
 Telefonica, S.A.                                                    74              618
                                                                                 -------
                                                                                   3,026
                                                                                 -------
Switzerland -- 7.5%
 Compagnie Financiere Richemont AG                                   20              444
 Nestle SA                                                            3              729
 Novartis AG                                                         28            1,225
 UBS AG                                                              28            1,382
                                                                                 -------
                                                                                   3,780
                                                                                 -------
United Kingdom -- 21.4%
 BP Amoco plc                                                       389            3,268
 Capita Group plc                                                    36              169
 HMV Group plc                                                      124              301(A)
 HSBC Holdings plc                                                   82              947
 Lloyds TSB Group plc                                               127            1,260
 Next plc                                                            40              562
 Reckitt Benckiser plc                                               22              390
 Rio Tinto plc                                                       22              403
 Royal Bank of Scotland Group plc                                    39            1,099
 3i Group plc                                                        51              529
 Vodafone Group plc                                                 943            1,294
 WPP Group plc                                                       77              647
                                                                                 -------
                                                                                  10,869
                                                                                 -------
Total Common Stock and Equity Interests (Identified Cost -- $46,453)              44,883
----------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

Europe Fund -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Preferred Shares -- 1.0%

Germany -- 1.0%
 Porsche AG                                                           1          $   518
                                                                                 -------
Total Preferred Shares (Identified Cost -- $368)                                     518
----------------------------------------------------------------------------------------
Total Investments -- 89.5% (Identified Cost -- $46,821)                           45,401
Other Assets Less Liabilities -- 10.5%                                             5,335
                                                                                 -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 1,917 Primary Class shares outstanding                        $ 52,810
 2,121 Class A shares outstanding                                21,744
    96 Institutional Class shares outstanding                     3,975
Undistributed net investment income/(loss)                           24
Accumulated net realized gain/(loss) on investments
 and foreign currency transactions                              (26,411)
Unrealized appreciation/(depreciation) of investments
 and foreign currency translations                               (1,406)
                                                               --------

NET ASSETS -- 100.0%                                                             $50,736
                                                                                 =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                    $11.95
                                                                                 =======
 CLASS A                                                                          $12.55
                                                                                 =======
 INSTITUTIONAL CLASS                                                              $12.69
                                                                                 =======

MAXIMUM OFFERING PRICE PER SHARE:
 CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
   OFFERING PRICE)                                                                $13.18
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                            Six Months Ended 6/30/02
                                                -------------------------------------------------
                                                 Global     International   Emerging
                                                 Income        Equity        Markets     Europe
                                                  Trust         Trust         Trust       Fund
-------------------------------------------------------------------------------------------------
Investment Income:
Interest                                         $1,177        $    27       $    34     $    13
Dividends                                            --          1,824           951         646
     Less foreign tax withheld                       (9)          (221)          (58)        (66)
                                                 ------        -------       -------     -------
     Total income                                 1,168          1,630           927         593
                                                 ------        -------       -------     -------
Expenses:
Management fee                                      156            387           351         264
Distribution and service fees                       156            516           351         146(A)
Audit and legal fees                                 17             32            31          20
Custodian fees                                       43            146           169         100
Directors' fees                                       4              4             4           4
Registration fees                                     8             12            10          18
Reports to shareholders                               7             15            11           9
Transfer agent and shareholder servicing
 expense                                             13             78            47          34(A)
Other expenses                                        2              3            20          23
                                                 ------        -------       -------     -------
                                                    406          1,193           994         618
     Less fees waived                               (10)           (31)         (116)        (49)
                                                 ------        -------       -------     -------
     Total expenses, net of waivers                 396          1,162           878         569
                                                 ------        -------       -------     -------
NET INVESTMENT INCOME/(LOSS)                        772            468            49          24
                                                 ------        -------       -------     -------
Net Realized and Unrealized Gain/(Loss) on
 Investments:
Realized gain/(loss) on:
     Investments, options and futures              (384)        (6,434)          553      (7,611)
     Foreign currency transactions                 (393)           (31)          (42)          9
                                                 ------        -------       -------     -------
                                                   (777)        (6,465)          511      (7,602)
                                                 ------        -------       -------     -------
Change in unrealized
 appreciation/(depreciation) of:
     Investments, options and futures             1,165          7,148        (1,439)      2,034
     Assets and liabilities denominated in
       foreign currencies                            12             41            (7)         14
                                                 ------        -------       -------     -------
                                                  1,177          7,189        (1,446)      2,048
                                                 ------        -------       -------     -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS                                        400            724          (935)     (5,554)
-------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS   $1,172        $ 1,192       $  (886)    $(5,530)
-------------------------------------------------------------------------------------------------

(A) See Note 1 to the financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                     Global Income Trust     International Equity Trust
                                                    ----------------------------------------------------
                                                    Six Months     Year      Six Months        Year
                                                     Ended        Ended        Ended          Ended
                                                    6/30/02      12/31/01     6/30/02        12/31/01
--------------------------------------------------------------------------------------------------------
                                                    (Unaudited)              (Unaudited)
Change in Net Assets:
Net investment income/(loss)                         $   772     $  2,096      $    468       $   (559)
Net realized gain/(loss) on investments, options,
 futures and foreign currency transactions              (777)      (1,421)       (6,465)       (26,334)
Change in unrealized appreciation/(depreciation)
 of investments, options, futures and assets and
 liabilities denominated in foreign currencies         1,177          529         7,189         (4,164)
--------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations         1,172        1,204         1,192        (31,057)
Distributions to shareholders:
 From net investment income:
     Primary Class                                      (727)      (1,006)           --             --
     Class A                                             N/A          N/A           N/A            N/A
     Institutional Class                                 N/A          N/A            --             --
 Tax return of capital:
     Primary Class                                        --       (1,096)           --             --
 From net realized gain on investments:
     Primary Class                                        --           --            --             --
     Class A                                             N/A          N/A           N/A            N/A
     Institutional Class                                 N/A          N/A            --             --
Change in net assets from Fund share transactions:
     Primary Class                                    (3,364)     (12,731)       (7,376)       (43,219)
     Class A                                             N/A          N/A           N/A            N/A
     Institutional Class                                 N/A          N/A           210             34
Change in net assets from shares issued in
 connection with fund acquisition:
     Primary Class                                       N/A          N/A           N/A            N/A
     Class A                                             N/A          N/A           N/A            N/A
     Institutional Class                                 N/A          N/A           N/A            N/A
--------------------------------------------------------------------------------------------------------
Change in net assets                                  (2,919)     (13,629)       (5,974)       (74,242)
Net Assets:
Beginning of period                                   43,609       57,238       107,328        181,570
--------------------------------------------------------------------------------------------------------
End of period                                        $40,690     $ 43,609      $101,354       $107,328
--------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)           $   (18)    $    (63)     $    460       $     (8)
--------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

                                                    Emerging Markets Trust        Europe Fund
                                                    -----------------------------------------------
                                                    Six Months     Year      Six Months     Year
                                                     Ended        Ended       Ended        Ended
                                                    6/30/02      12/31/01    6/30/02      12/31/01
---------------------------------------------------------------------------------------------------
                                                    (Unaudited)              (Unaudited)
Change in Net Assets:
Net investment income/(loss)                         $    49     $   (247)    $    24     $   (493)
Net realized gain/(loss) on investments, options,
 futures and foreign currency transactions               511       (6,531)     (7,602)     (15,854)
Change in unrealized appreciation/(depreciation)
 of investments, options, futures and assets and
 liabilities denominated in foreign currencies        (1,446)       8,675       2,048       (9,492)
---------------------------------------------------------------------------------------------------
Change in net assets resulting from operations          (886)       1,897      (5,530)     (25,839)
Distributions to shareholders:
 From net investment income:
     Primary Class                                        --           --          --           --
     Class A                                             N/A          N/A          --           --
     Institutional Class                                 N/A          N/A          --           --
 Tax return of capital:
     Primary Class                                        --           --          --           --
 From net realized gain on investments:
     Primary Class                                        --           --          --          (97)
     Class A                                             N/A          N/A          --         (135)
     Institutional Class                                 N/A          N/A          --           (6)
Change in net assets from Fund share transactions:
     Primary Class                                      (543)     (10,118)      1,324       (9,243)
     Class A                                             N/A          N/A      (2,777)     (17,705)
     Institutional Class                                 N/A          N/A        (423)         (95)
Change in net assets from shares issued in
 connection with fund acquisition:
     Primary Class                                       N/A          N/A          --        2,193
     Class A                                             N/A          N/A          --       18,412
     Institutional Class                                 N/A          N/A          --        1,769
---------------------------------------------------------------------------------------------------
Change in net assets                                  (1,429)      (8,221)     (7,406)     (30,746)
Net Assets:
Beginning of period                                   66,647       74,868      58,142       88,888
---------------------------------------------------------------------------------------------------
End of period                                        $65,218     $ 66,647     $50,736     $ 58,142
---------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)           $  (598)    $   (647)    $    24     $     --
---------------------------------------------------------------------------------------------------

Financial Highlights

Legg Mason Global Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                              Investment Operations
                                         ---------------------------------------------------------------
                             Net Asset      Net            Net Realized and Unrealized
                              Value,     Investment        Gain/(Loss) on Investments,        Total From
                             Beginning    Income/             Options, Futures and            Investment
                             of Period     (Loss)         Foreign Currency Transactions       Operations
--------------------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
  Six Months Ended
     June 30, 2002(A)         $ 8.10       $ .15(D)                  $  .08                     $  .23
  Years Ended Dec. 31,
     2001                       8.25         .39                       (.19)                       .20
     2000                       9.28         .50(D)                    (.97)                      (.47)
     1999                      10.14         .40                       (.74)                      (.34)
     1998                       9.60         .37                        .70                       1.07
     1997                      10.41         .54                       (.71)                      (.17)

International Equity Trust
-- Primary Class
  Six Months Ended
     June 30, 2002(A)         $ 9.19       $ .04(E)                  $  .07                     $  .11
  Years Ended Dec. 31,
     2001                      11.35        (.07)(E)                  (2.09)                     (2.16)
     2000                      14.23        (.11)                     (2.58)                     (2.69)
     1999                      12.64          --                       2.51                       2.51
     1998                      11.78         .01                        .99                       1.00
     1997                      12.09         .02                        .19                        .21

Emerging Markets Trust
-- Primary Class
  Six Months Ended
     June 30, 2002(A)         $10.08       $ .01(F)                  $ (.15)                    $ (.14)
  Years Ended Dec. 31,
     2001                       9.74        (.05)(F)                    .39                        .34
     2000                      14.00        (.18)(F)                  (4.07)                     (4.25)
     1999                       6.96        (.08)(F)                   7.12                       7.04
     1998                       9.85         .01(F)                   (2.90)                     (2.89)
     1997                      10.51        (.02)(F)                   (.63)                      (.65)
--------------------------------------------------------------------------------------------------------

(A) Unaudited.

(B) Not annualized.

(C) Annualized.

(D) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.90% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the six months ended June 30, 2002, would have been 1.95%; and for the year ended December 31, 2000, would have been 1.98%.

                     Distributions
--------------------------------------------------------
                              From Net                     Net Asset
     From Net       Tax       Realized                      Value,
    Investment   Return of     Gain on         Total        End of
      Income      Capital    Investments   Distributions    Period
--------------------------------------------------------------------
      $(.14)       $  --        $  --          $(.14)       $ 8.19
       (.15)        (.20)          --           (.35)         8.10
         --         (.56)          --           (.56)         8.25
       (.01)        (.43)        (.08)          (.52)         9.28
       (.47)          --         (.06)          (.53)        10.14
       (.48)        (.05)        (.11)          (.64)         9.60

      $  --        $  --        $  --          $  --        $ 9.30
         --           --           --             --          9.19
         --           --         (.19)          (.19)        11.35
       (.05)          --         (.87)          (.92)        14.23
       (.14)          --           --           (.14)        12.64
       (.08)          --         (.44)          (.52)        11.78

      $  --        $  --        $  --          $  --        $ 9.94
         --           --           --             --         10.08
       (.01)          --           --           (.01)         9.74
         --           --           --             --         14.00
         --           --           --             --          6.96
       (.01)          --           --           (.01)         9.85
--------------------------------------------------------------------

                                  Ratios/Supplemental Data
----------------------------------------------------------------------------------------
                                    Net Investment
                    Expenses        Income/(Loss)        Portfolio         Net Assets,
      Total        to Average         to Average         Turnover         End of Period
     Return        Net Assets         Net Assets           Rate          (in thousands)
----------------------------------------------------------------------------------------
       2.88%(B)       1.90%(C,D)         3.70%(C)           157%(C)         $ 40,690
       2.47%          1.90%              4.23%              263%              43,609
      (5.02)%         1.90%(D)           6.48%(D)           190%              57,238
      (3.23)%         1.90%              4.58%              354%              86,634
      10.50%          1.87%              4.51%              288%             120,805
      (1.69)%         1.86%              5.39%              241%             136,732
       1.20%(B)       2.25%(C,E)          .90%(C,E)         105%(C)         $101,062
     (19.03)%         2.25%(E)           (.41)%(E)          202%             107,243
     (19.10)%         2.12%              (.65)%             193%             181,500
      20.58%          2.13%              (.06)%             148%             295,236
       8.49%          2.14%               .06%               72%             258,521
       1.76%          2.17%               .17%               59%             227,655
      (1.39)%(B)      2.50%(C,F)          .14%(C,F)          87%(C)         $ 65,218
       3.49%          2.50%(F)           (.36)%(F)           64%              66,647
     (30.35)%         2.50%(F)          (1.19)%(F)          100%              74,868
     101.15%          2.50%(F)          (1.06)%(F)          123%             120,758
     (29.34)%         2.50%(F)            .09%(F)            76%              42,341
      (6.18)%         2.50%(F)           (.76)%(F)           63%              65,302
---

(E) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the six months ended June 30, 2002, would have been 2.31%; and for the year ended December 31, 2001, would have been 2.27%.

(F) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.50% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended June 30, 2002, 2.83%; and for the years ended December 31, 2001, 2.83%; 2000, 2.58%; 1999, 2.75%; 1998,
    2.78%; and 1997, 2.86%.

                                                              Investment Operations
                                         ---------------------------------------------------------------
                             Net Asset      Net            Net Realized and Unrealized
                              Value,     Investment        Gain/(Loss) on Investments,        Total From
                             Beginning    Income/             Options, Futures and            Investment
                             of Period     (Loss)         Foreign Currency Transactions       Operations
--------------------------------------------------------------------------------------------------------
Europe Fund (H)
-- Primary Class
  Six Months Ended
     June 30, 2002(A)         $13.45       $(.02)(I)                 $(1.48)                    $(1.50)
  Years Ended Dec. 31,
     2001                      19.21        (.25)(I)                  (5.47)                     (5.72)
     2000                      27.90        (.36)                     (5.64)                     (6.00)
     1999                      24.39        (.29)(J)                   5.97                       5.68
     1998                      20.86         .11                       8.09                       8.20
     1997(K)                   26.56        (.10)(I)                    .23                        .13

-- Class A
  Six Months Ended
     June 30, 2002(A)         $14.08       $ .03(L)                  $(1.56)                    $(1.53)
  Years Ended Dec. 31,
     2001                      19.95        (.06)(L)                  (5.77)                     (5.83)
     2000                      28.61        (.20)                     (5.77)                     (5.97)
     1999                      24.77        (.09)(J)                   6.10                       6.01
     1998                      20.97         .02(L)                    8.52                       8.54
     1997(K)                   24.24        (.05)(L)                   4.11                       4.06
--------------------------------------------------------------------------------------------------------

(G) Excluding sales charge for Europe Fund's Class A shares.

(H) The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund, Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.

(I) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 2002, 2.82%; 2001, 2.71%; 1998, 2.59%; and 1997, 2.68%.

(J) Computed using average monthly shares outstanding.

               Distributions
--------------------------------------------
                  From Net                     Net Asset
     From Net     Realized                      Value,
    Investment     Gain on         Total        End of
      Income     Investments   Distributions    Period
--------------------------------------------------------
      $  --        $   --         $   --        $11.95
         --          (.04)          (.04)        13.45
         --         (2.69)         (2.69)        19.21
       (.07)        (2.10)         (2.17)        27.90
       (.36)        (4.31)         (4.67)        24.39
         --         (5.83)         (5.83)        20.86

      $  --        $   --         $   --        $12.55
         --          (.04)          (.04)        14.08
         --         (2.69)         (2.69)        19.95
       (.07)        (2.10)         (2.17)        28.61
       (.43)        (4.31)         (4.74)        24.77
         --         (7.33)         (7.33)        20.97
--------------------------------------------------------

                                     Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
                                        Net Investment
                      Expenses          Income/(Loss)          Portfolio         Net Assets,
       Total         to Average           to Average           Turnover         End of Period
     Return(G)       Net Assets           Net Assets             Rate          (in thousands)
----------------------------------------------------------------------------------------------
       (11.08)%(B)      2.60%(C,I)           (.37)%(C,I)          172%(C)         $ 22,910
       (29.78)%         2.60%(I)            (1.12)%(I)            133%              23,864
       (22.56)%         2.49%               (1.45)%               147%              43,387
        24.44%          2.58%               (1.15)%                93%              56,871
        40.48%          2.51%(I)            (1.15)%(I)            103%              32,325
          .68%(B)       2.50%(C,I)          (1.79)%(C,I)          123%(I)              302
       (10.80)%(B)      1.85%(C,L)            .41%(C,L)           172%(C)         $ 26,602
       (29.23)%         1.83%(L)             (.32)%(L)            133%              32,474
       (21.87)%         1.71%                (.69)%               147%              45,084
        25.41%          1.79%                (.38)%                93%              78,429
        41.85%          1.81%(L)             (.10)%(L)            103%              57,406
        17.52%          1.90%(L)             (.12)%(L)            123%              52,253
---

(K) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

(L) The expense ratio shown reflects both the operations of Worldwide Value Fund, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until April 30, 2003. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    2002, 2.01%; 2001, 1.89%; 1998, 1.89%; and 1997, 2.08%.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional authorized class of shares: Class A. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the six months ended June 30, 2002, transfer agent and shareholder servicing expenses for Europe Fund were allocated as follows: Primary Class, $20; Class A, $13; and Institutional Class, $1. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $109; and Class A, $37.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

  Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate

--------------------------------------------------------------------------------

factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

  Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                             Receivable for           Payable for
                             Securities Sold      Securities Purchased
----------------------------------------------------------------------
Global Income                    $1,370                  $1,660
International Equity              2,195                   1,684
Emerging Markets                    547                   1,027
Europe Fund                       1,718                      --

  For the six months ended June 30, 2002, investment transactions (excluding short-term investments) were as follows:

                                 Purchases                     Proceeds From Sales
                      --------------------------------   --------------------------------
                      U.S. Gov't. Securities    Other    U.S. Gov't. Securities    Other
-----------------------------------------------------------------------------------------
Global Income                $11,668           $16,219          $17,450           $19,370
International Equity              --            53,094               --            62,214
Emerging Markets                  --            28,855               --            29,647
Europe Fund                       --            47,994               --            48,848

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a

--------------------------------------------------------------------------------

fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. Each Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 2002, there were no dividends or capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

  Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

  Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute substantially all taxable income and capital gains to their shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of June 30, 2002, capital loss carryforwards are as follows:

Expiration  Global   International   Emerging   Europe
   Date     Income      Equity       Markets     Fund
-------------------------------------------------------
 2006       $   --      $    --       $   33    $    --
 2007        4,319           --           --         --
 2008        1,987          835           --         --
 2009          107       25,801        4,483     15,389

3. Options and Futures:

  As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:         IMPACT ON THE FUND:
The option expires        Realize a loss in the amount of the cost of the
                          option.
---------------------------------------------------------------------------
The option is closed      Realize a gain or loss depending on whether the
through a closing sale    proceeds from the closing sale transaction are
transaction               greater or less than the cost of the option.
---------------------------------------------------------------------------
The Fund exercises a      The cost of the security purchased through the
call option               exercise of the option will be increased by the
                          premium originally paid to purchase the option.
---------------------------------------------------------------------------
The Fund exercises a put  Realize a gain or loss from the sale of the
option                    underlying security. The proceeds of that sale
                          will be reduced by the premium originally paid to
                          purchase the put option.
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

WRITTEN OPTION:
                          IMPACT ON THE FUND:
The option expires        Realize a gain equal to the amount of the premium
                          received.
---------------------------------------------------------------------------
The option is closed      Realize a gain or loss without regard to any
through a closing         unrealized gain or loss on the underlying
purchase transaction      security and eliminate the option liability. The
                          Fund will realize a loss in this transaction if
                          the cost of the closing purchase exceeds the
                          premium received when the option was written.
---------------------------------------------------------------------------
A written call option is  Realize a gain or loss from the sale of the
exercised by the option   underlying security. The proceeds of the sale
purchaser                 will be increased by the premium originally
                          received when the option was written.
---------------------------------------------------------------------------
A written put option is   The amount of the premium originally received
exercised by the option   will reduce the cost of the security that the
purchaser                 Fund purchased when the option was exercised.
---------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  Activity in call and put options during the six months ended June 30, 2002, was as follows:

                                               Calls                   Puts
                                        -------------------------------------------
                                         Actual                 Actual
            Global Income               Contracts   Premiums   Contracts   Premiums
-----------------------------------------------------------------------------------
Options outstanding, December 31, 2001     233       $  29      570,000      $  4
Options written                            139         117           47        38
Options closed                            (340)       (116)         (43)      (32)
Options expired                             --          --     (570,000)       (4)
Options exercised                           --          --           --        --
-----------------------------------------------------------------------------------
Options outstanding, June 30, 2002          32       $  30            4      $  6
===================================================================================

  Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments

--------------------------------------------------------------------------------

("variation margin") are made or received by that Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and a Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

  The open futures positions and related appreciation or depreciation at June 30, 2002, for Global Income are listed at the end of its statement of net assets.

4. Financial Instruments:

Emerging Market Securities

  Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

  As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the

--------------------------------------------------------------------------------

contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

  At June 30, 2002, open forward currency exchange contracts were as follows:

Global Income:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date    Receive(A)       Deliver(A)     Gain/(Loss)
--------------------------------------------------------------
7/25/02          AUD     1,641    USD       922       $  44
7/25/02          CAD     1,094    USD       720          25
7/25/02          EUR     2,227    USD     2,192         228
7/25/02          USD     1,384    EUR     1,406        (138)
7/25/02          GBP     1,087    USD     1,655          92
7/25/02          USD       157    GBP       103          (7)
7/25/02          USD     6,238    JPY   746,609        (468)
7/25/02          JPY   609,761    USD     5,094         364
7/25/02          USD       991    NZD     2,042         (90)
7/25/02          USD     1,171    SEK    10,807        (126)
8/8/02           USD       611    PLN     2,507           4
8/22/02          USD     1,328    GBP       874         (69)
8/22/02          JPY   307,690    USD     2,574         157
8/22/02          USD       165    JPY    19,710         (10)
8/22/02          USD       414    AUD       739         (14)
8/22/02          EUR       944    USD       928          51
8/22/02          USD     1,941    EUR     1,974        (165)
                                                      -----
                                                      $(122)
                                                      =====

5. Transactions With Affiliates:

  Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of manage-

---------------

(A) Definitions of currency abbreviations:

      AUD -- Australian dollar  NZD -- New Zealand dollar
      CAD -- Canadian dollar    SEK -- Swedish krona
      EUR -- Euro               PLN -- Polish zloty
      GBP -- British pound      USD -- United States dollar
      JPY -- Japanese yen

--------------------------------------------------------------------------------

ment fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                     Six Months Ended          At
                                                                      June 30, 2002      June 30, 2002
                                                                     ----------------   ----------------
                                                                        Management         Management
                       Management    Expense     Expense Limitation    Fees Waived        Fees Payable
Fund                      Fee       Limitation    Expiration Date    (Actual Dollars)   (Actual Dollars)
--------------------------------------------------------------------------------------------------------
Global Income
  Primary Class          0.75%        1.90%       April 30, 2003         $ 10,423           $23,775
International Equity
  Primary Class          0.75%        2.25%       April 30, 2003           30,957            57,416
  Institutional Class    0.75%        1.25%       April 30, 2003               42               149
Emerging Markets
  Primary Class          1.00%        2.50%       April 30, 2003          115,928            37,463
Europe Fund
  Primary Class          1.00%        2.60%       April 30, 2003           17,515            14,021
  Class A                1.00%        1.85%       April 30, 2003           23,684            18,142
  Institutional Class    1.00%        1.60%       April 30, 2003            1,101               838

  Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

  Western Asset Management Company Limited ("WAML") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund's average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund's average daily net assets, net of any waivers.

  Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

  Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund, net of any waivers.

--------------------------------------------------------------------------------

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                 Six Months Ended
                                                  June 30, 2002         At June 30, 2002
                                                 ----------------   ------------------------
                                                   Distribution     Distribution and Service
                        Distribution   Service     Fees Waived            Fees Payable
                            Fee          Fee     (Actual Dollars)       (Actual Dollars)
--------------------------------------------------------------------------------------------
Global Income
  Primary Class            0.50%        0.25%         $   --                $25,472
International Equity
  Primary Class            0.75%        0.25%             --                 83,211
Emerging Markets
  Primary Class            0.75%        0.25%             --                 55,915
Europe Fund
  Primary Class            0.75%        0.25%          6,567                 15,690
  Class A                    --         0.25%             --                  5,399

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended June 30, 2002. LM Fund Services, Inc., a registered transfer agent, has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the six months ended June 30, 2002: Global Income, $8; International Equity, $26; Emerging Markets, $16; and Europe Fund $3.

  LMFA, Batterymarch, WAM, WAML, Legg Mason and LM Fund Services, Inc. are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

6. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2002, the Funds had no borrowings under the Credit Agreement.

7. Acquisition of Bartlett Value International Fund:

  On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,196 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value

--------------------------------------------------------------------------------

of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

8. Fund Share Transactions:

  At June 30, 2002, there were 125,000 shares authorized at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                         Reinvestment
                                          Sold         of Distributions
                                    ----------------   -----------------
                                    Shares   Amount    Shares    Amount
------------------------------------------------------------------------
Global Income
-- Primary Class
  Six Months Ended June 30, 2002      203    $ 1,642      81     $  653
  Year Ended Dec. 31, 2001            307      2,534     229      1,874
International Equity
-- Primary Class
  Six Months Ended June 30, 2002    3,768    $34,477      --     $   --
  Year Ended Dec. 31, 2001          5,669     56,284       1          4
-- Institutional Class
  Six Months Ended June 30, 2002       28    $   265      --     $   --
  Year Ended Dec. 31, 2001             20        218      --         --
Emerging Markets
-- Primary Class
  Six Months Ended June 30, 2002      670    $ 7,160      --     $   --
  Year Ended Dec. 31, 2001            621      6,073      --         --
Europe Fund
-- Primary Class
  Six Months Ended June 30, 2002    3,566    $44,068      --     $   --
  Year Ended Dec. 31, 2001          1,942(A)  28,911(B)     6        94
-- Class A
  Six Months Ended June 30, 2002    4,079    $53,135      --     $   --
  Year Ended Dec. 31, 2001          4,627(C)  68,921(D)     8       121
-- Institutional Class
  Six Months Ended June 30, 2002       11    $   132      --     $   --
  Year Ended Dec. 31, 2001            169(E)   2,672(F)  N.M.         4
------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Repurchased         Net Change
                                    -----------------   -----------------
                                    Shares    Amount    Shares    Amount
-------------------------------------------------------------------------
Global Income
-- Primary Class
  Six Months Ended June 30, 2002      (701)  $ (5,659)    (417)  $ (3,364)
  Year Ended Dec. 31, 2001          (2,086)   (17,139)  (1,550)   (12,731)
International Equity
-- Primary Class
  Six Months Ended June 30, 2002    (4,566)  $(41,853)    (798)  $ (7,376)
  Year Ended Dec. 31, 2001          (9,995)   (99,507)  (4,325)   (43,219)
-- Institutional Class
  Six Months Ended June 30, 2002        (6)  $    (55)      22   $    210
  Year Ended Dec. 31, 2001             (17)      (184)       3         34
Emerging Markets
-- Primary Class
  Six Months Ended June 30, 2002      (723)  $ (7,703)     (53)  $   (543)
  Year Ended Dec. 31, 2001          (1,693)   (16,191)  (1,072)   (10,118)
Europe Fund
-- Primary Class
  Six Months Ended June 30, 2002    (3,424)  $(42,744)     142   $  1,324
  Year Ended Dec. 31, 2001          (2,432)   (36,055)    (484)    (7,050)
-- Class A
  Six Months Ended June 30, 2002    (4,264)  $(55,912)    (185)  $ (2,777)
  Year Ended Dec. 31, 2001          (4,589)   (68,335)      46        707
-- Institutional Class
  Six Months Ended June 30, 2002       (42)  $   (555)     (31)  $   (423)
  Year Ended Dec. 31, 2001             (63)    (1,002)     106      1,674
-------------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 7).

(B) Includes $2,193 from fund acquisition (see Note 7).

(C) Includes 1,196 shares issued in connection with fund acquisition (see Note
    7).

(D) Includes $18,412 from fund acquisition (see Note 7).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 7).

(F) Includes $1,769 from fund acquisition (see Note 7).

N.M. -- Not meaningful.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

         EQUITY FUNDS:                            SPECIALTY FUNDS:
Value Trust                      Balanced Trust
Special Investment Trust         Financial Services Fund
American Leading Companies       Opportunity Trust
Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value
Trust

         GLOBAL FUNDS:                          TAXABLE BOND FUNDS:
Global Income Trust              U.S. Government Intermediate-Term
International Equity Trust         Portfolio
Emerging Markets Trust           Investment Grade Income Portfolio
Europe Fund                      High Yield Portfolio

     TAX-FREE BOND FUNDS:                       MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust   U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income     Cash Reserve Trust
Trust
Tax-Free Intermediate-Term       Tax Exempt Trust
Income Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.



                                                         [LEGG MASON FUNDS LOGO]

               Investment Advisers

               For Global Income Trust:
                  Western Asset Management Company
                  Pasadena, CA

               For International Equity and Emerging Markets Trusts:
                  Batterymarch Financial Management, Inc.
                  Boston, MA

               For Europe Fund:
                  Legg Mason Fund Adviser, Inc.
                  Baltimore, MD

               Investment Sub-Advisers

               For Global Income Trust:
                  Western Asset Management Company Limited
                  London, England

               For Europe Fund:
                  Lombard Odier International Portfolio Management
                  London, England

               Investment Manager

               Legg Mason Fund Adviser, Inc.
               Baltimore, MD

               Board of Directors and Officers

               John F. Curley, Jr., Chairman
               Mark R. Fetting, President
               Richard G. Gilmore
               Arnold L. Lehman
               Dr. Jill E. McGovern
               G. Peter O'Brien
               T. A. Rodgers

               Transfer and Shareholder Servicing Agent

               Boston Financial Data Services
               Boston, MA

               Custodian

               State Street Bank & Trust Company
               Boston, MA

               Counsel

               Kirkpatrick & Lockhart LLP
               Washington, DC

               Independent Accountants

               PricewaterhouseCoopers LLP
               Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-042
8/02